UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

5E ADVANCED MATERIALS, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on December 8, 2025

NOTICE IS HEREBY GIVEN that the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of 5E Advanced Materials, Inc., a Delaware corporation (the “Company”), will be held on December 8, 2025, at 10:00 a.m. Pacific time (being 5:00 a.m. AEDT on December 9, 2025). To increase access for all of our stockholders, the Annual Meeting will be online and a completely virtual meeting of stockholders. You may attend, vote, and submit questions during the Annual Meeting via the live webcast on the Internet at meetnow.global/M2PAGMQ. You will not be able to attend the Annual Meeting in person, nor will there be any physical location.

Only stockholders of record at the close of business on October 14, 2025, are entitled to notice of, and to vote at, the Annual Meeting and any postponement or adjournment thereof. Holders of CHESS Depositary Interests (“CDIs”) of the Company at that time will be entitled to receive notice of, and to attend as guests (but not vote at) the Annual Meeting. We are committed to ensuring our stockholders have the same rights and opportunities to participate in the Annual Meeting as if it had been held in a physical location. As further described in the proxy materials for the Annual Meeting, you may attend the Annual Meeting via the live webcast on the Internet at meetnow.global/M2PAGMQ. You may vote by telephone, Internet, or mail prior to the Annual Meeting. While we encourage you to vote in advance of the Annual Meeting, you may also vote and submit questions relating to meeting matters during the Annual Meeting (subject to time restrictions).

To be admitted to the Annual Meeting at meetnow.global/M2PAGMQ, you must enter the 15-digit control number found on your proxy card. Holders of CDIs wishing to attend the Annual Meeting will need to do so as guests.

The Annual Meeting will be held for the following purposes:

1.
to elect the four directors named in this Proxy Statement, being each of:
(1)
Graham van’t Hoff;
(2)
Curtis Hébert;
(3)
Barry Dick; and
(4)
Bryn Jones

to serve until the 2026 annual meeting of stockholders (the “2026 Annual Meeting”) and until their respective successors are duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal;

2.
to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2026 fiscal year;
3.
to approve, for purposes of ASX Listing Rule 10.14 and for all other purposes, the participation by each of (1) Graham van’t Hoff; (2) Curtis Hébert; (3) Barry Dick; and (4) Bryn Jones in the Company’s Amended and Restated 2022 Equity Compensation Plan;
4.
to approve an amendment to the Amended and Restated 5E Advanced Materials, Inc. 2022 Equity Compensation Plan to increase the number of shares of common stock authorized for issuance;
5.
to approve, for the purposes of ASX Listing Rule 10.11 and for all other purposes, our entry into an agreement to issue warrants to purchase common stock to BEP Special Situations IV LLC and Ascend Global Investment Fund SPC for and on behalf of Strategic SP, or their respective affiliates, as described herein;
6.
to approve, for purposes of Nasdaq Listing Rules, the issuance of shares of our common stock upon exercise of the Proposed New Warrants, as described herein;
7.
to approve the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposals Three, Four, Five or Six; and

8.
to consider and transact such other business as may properly come before the Annual Meeting.

On or about , 2025, we will begin to mail to certain stockholders this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended June 30, 2025, as well as any amendments thereof (the “2025 Annual Report”), and instructions on how to vote online. The Proxy Statement and 2025 Annual Report are available at www.edocumentview.com/FEAM.

Hesperia, California	By Order of the Board of Directors,

, 2025	Joshua Malm Chief Financial Officer, Treasurer and Corporate Secretary

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on December 8, 2025.

The Proxy Statement for the Annual Meeting and Annual Report for the fiscal year ended June 30, 2025 are available at www.edocumentview.com/FEAM.

Your vote is very important. You may vote at the virtual meeting or by proxy. Whether or not you plan to virtually attend the Annual Meeting, we encourage you to review the proxy materials and submit your proxy or voting instructions as soon as possible. You may vote your proxy by telephone or Internet (instructions are on your proxy card, and voter instruction form, as applicable) or by completing, signing, and mailing the enclosed proxy card in the enclosed envelope.

Holders of CDIs can direct the Depositary Nominee to vote the common stock underlying their CDIs at the Annual Meeting by completing the CDI Voting Instruction Form.

TABLE OF CONTENTS

Page
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS	1
TABLE OF CONTENTS	3
FORWARD-LOOKING STATEMENTS	4
PROXY STATEMENT SUMMARY	5
PROXY STATEMENT	6
QUESTIONS AND ANSWERS	7
MATTERS TO BE CONSIDERED AT ANNUAL MEETING	17
PROPOSAL ONE (1) TO (4) – ELECTION OF DIRECTORS	17
CORPORATE GOVERNANCE	20
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS	25
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	28
EXECUTIVE OFFICERS	30
EXEUCTIVE COMPENSATION	31
SECURITIES AUTHORIZED FOR ISSANCE UNDER EQUITY COMPENSATION PLANS	37
PROPOSAL TWO – RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2026	38
REPORT OF THE AUDIT COMMITTEE	40
PROPOSAL THREE (1) TO (4) – TO APPROVE, FOR PURPOSES OF ASX LISTING RULE 10.14 AND FOR ALL OTHER PURPOSES, PARTICIPATION BY THE DIRECTORS IN THE COMPANY’S AMENDED AND RESTATED 2022 EQUITY COMPENSATION PLAN	41
PROPOSAL FOUR – TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED 5E ADVANCED MATERIALS, INC. 2022 EQUITY COMPENSATION PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE	44
PROPOSAL FIVE – TO APPROVE, INCLUDING FOR THE PURPOSES OF ASX LISTING RULE 10.11 AND FOR ALL OTHER PURPOSES, OF OUR ENTRY INTO AN AGREEMENT TO ISSUE WARRANTS TO PURCHASE COMMON STOCK TO BEP SPECIAL SITUATIONS IV LLC AND ASCEND GLOBAL INVESTMENT FUND SPC FOR AND ON BEHALF OF STRATEGIC SP, OR THEIR RESPECTIVE AFFILIATES, AS DESCRIBED HEREIN	52
PROPOSAL SIX – TO APPROVE, FOR PURPOSES OF NASDAQ LISTING RULES, THE ISSUANCE OF SHARES OF OUR COMMON UPON EXERCISE OF THE PROPOSED NEW WARRANTS, AS DESCRIBED HEREIN	55
PROPOSAL SEVEN – TO APPROVE THE ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF PROPOSALS THREE, FOUR, FIVE OR SIX	56
APPENDIX A – PROPOSED AMENDMENT TO THE AMENDED AND RESTATED 5E ADVANCED MATERIALS, INC.2022 EQUITY COMPENSATION PLAN	A-1
APPENDIX B – AMENDED AND RESTATED 5E ADVANCED MATERIALS, INC. 2022 EQUITY COMPENSATION PLAN	B-1

FORWARD-LOOKING STATEMENTS

This Proxy Statement contains various forward-looking statements that are not historical facts. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “intend,” “budget,” “target,” “aim,” “strategy,” “estimate,” “plan,” “guidance,” “outlook,” “may,” “should,” “could,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, although not all forward-looking statements contain these identifying words. Forward-looking statements reflect the Company and management’s beliefs and expectations based on current estimates and projections. While the Company believes these expectations, and the estimates and projections on which they are based, are reasonable and were made in good faith, these statements are subject to numerous risks and uncertainties, any of which could cause the Company’s actual results, performance, or achievements, or industry results, to differ materially from any future results, performance, or achievements expressed or implied by such forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties, which include, but are not limited to, the risks described in the Company’s Annual Report on Form 10-K for the year ended June 30, 2025, under the heading “Risk Factors” and in other documents filed by the Company with the Securities and Exchange Commission (the “SEC”).

These forward-looking statements speak only as of the date hereof, and except as required by law, the Company undertakes no obligation to correct, update, or revise any forward-looking statement, whether as a result of new information, future events, or otherwise. You are advised, however, to consult any additional disclosures we make in our reports to the SEC. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained in such disclosures and in our reports to the SEC.

2025 PROXY STATEMENT SUMMARY

This summary contains highlights about our upcoming 2025 Annual Meeting of Stockholders. This summary does not contain all of the information that you may wish to consider in advance of the meeting, and we encourage you to read the entire Proxy Statement before voting.

2025 Annual Meeting of Stockholders

Date and Time:	December 8, 2025, at 10:00 a.m. Pacific time (being 5:00 a.m. AEDT on December 9, 2025)

Location*:	Live webcast on the Internet at meetnow.global/M2PAGMQ

Record Date:	October 14, 2025

* Our Annual Meeting will be conducted via live webcast. You may attend, ask questions relating to meeting matters, and vote during the Annual Meeting via the live webcast on the Internet at the link above (subject to time restrictions). You will not be able to attend the Annual Meeting in person. There will be no physical location for stockholders to attend.

Voting Matters and Board Recommendations

Proposal	Matter	Board Recommendation
1	(1) Election of Graham van’t Hoff as a Director (2) Election of Curtis Hébert as a Director (3) Election of Barry Dick as a Director (4) Election of Bryn Jones as a Director	FOR each Nominee
2	Ratification of the Appointment of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm for the fiscal year ending June 30, 2026.	FOR
3

Approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the participation by each of (1) Graham van’t Hoff; (2) Curtis Hébert; (3) Barry Dick; and (4) Bryn Jones in the Company’s Amended and Restated 2022 Equity Compensation Plan.

FOR each person’s participation
4	Approval of an amendment to the Amended and Restated 5E Advanced Materials, Inc. 2022 Equity Compensation Plan to increase the number of shares of common stock authorized for issuance.	FOR
5

Approval, including for the purposes of ASX Listing Rule 10.11 and for all other purposes, of our entry into an agreement to issue warrants to purchase common stock to BEP Special Situations IV LLC and Ascend Global Investment Fund SPC for and on behalf of Strategic SP, or their respective affiliates, as described herein.

FOR
6	Approval, for purposes of Nasdaq Listing Rules, of the issuance of shares of our common stock upon exercise of the Proposed New Warrants, as described herein.	FOR
7	Approval of the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposals Three, Four, Five or Six.	FOR

9329 Mariposa Road, Suite 210

Hesperia, CA 92344

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

December 8, 2025

This Proxy Statement is being furnished to the stockholders of 5E Advanced Materials, Inc. (the “Company” or “5E Materials”) in connection with the solicitation of proxies for the Company’s 2025 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on December 8, 2025, at 10:00 a.m. Pacific time (being 5:00 a.m. AEDT on December 9, 2025), or at any adjournment or postponement thereof, for the purposes set forth herein. The Annual Meeting will be held via live webcast on the Internet at meetnow.global/M2PAGMQ. This solicitation is being made by the board of directors of the Company (the “Board of Directors” or the “Board”). You will be able to vote and submit questions online through the virtual-meeting platform during the Annual Meeting. Holders of CHESS Depositary Interests (“CDIs”) of the Company will be entitled to receive notice of, and to attend as guests (but not vote at) the Annual Meeting.

THE INFORMATION PROVIDED IN THE “QUESTIONS AND ANSWERS” FORMAT BELOW IS FOR YOUR CONVENIENCE AND INCLUDES ONLY A SUMMARY OF CERTAIN INFORMATION CONTAINED IN THIS PROXY STATEMENT. YOU SHOULD READ THIS ENTIRE PROXY STATEMENT CAREFULLY.

QUESTIONS AND ANSWERS

Why am I receiving these materials?

We are distributing our proxy materials because our Board is soliciting your proxy to vote at the Annual Meeting. This Proxy Statement summarizes the information you need to vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares.

How can I attend the Annual Meeting?

Stockholders of record at the close of business on October 14, 2025 (the “Record Date”) (or their duly appointed proxy holder) may attend, vote, and submit questions virtually during the Annual Meeting by logging in at meetnow.global/M2PAGMQ. To log in, stockholders (or their authorized representatives) will need the control number provided on their proxy card. If you are not a stockholder or do not have a control number (including holders of CDIs), you may still access the meeting as a guest, but you will not be able to submit questions or vote at the meeting. The meeting will begin promptly at 10:00 a.m. Pacific time on December 8, 2025 (being 5:00 a.m. AEDT on December 9, 2025). We encourage you to access the meeting prior to the start time. Online access will open at 9:45 a.m. Pacific time (being 4:45 a.m. AEDT) and you should allow ample time to log in to the meeting webcast and test your computer audio system. We recommend that you carefully review the procedures needed to gain admission in advance. A recording of the meeting will be available at meetnow.global/M2PAGMQ for 90 days after the meeting.

Holders of CDIs will be entitled to receive notice of, and to attend as guests (but not vote at) the Annual Meeting.

Can I ask questions at the virtual Annual Meeting?

Only registered stockholders as of the Record Date who have accessed our virtual Annual Meeting as a stockholder (rather than as a “guest”) will have an opportunity to submit questions live via the Internet during a designated portion of the meeting. We also encourage you to submit questions in advance of the meeting until 11:59 p.m. Eastern time the day before the Annual Meeting by going to meetnow.global/M2PAGMQ and logging in with your control number. During the meeting, we will spend up to 15 minutes answering stockholder questions that comply with the meeting rules of procedure. The rules of procedure, including the number and types of questions that will not be accepted, will be posted on the Annual Meeting website. To ensure the orderly conduct of the Annual Meeting, we encourage you to submit questions in advance. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition. Stockholders must have available their control number provided on their proxy card to ask questions during the meeting.

What if I have technical difficulties or trouble accessing the virtual Annual Meeting?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during check-in or during the meeting, please call the technical support number that will be posted on the virtual stockholder meeting login page: meetnow.global/M2PAGMQ.

What proposals will be voted on at the Annual Meeting?

Stockholders will vote on five (5) proposals at the Annual Meeting:

1.
to elect the four directors named in this Proxy Statement, being each of:
(1)
Graham van’t Hoff
(2)
Curtis Hébert;
(3)
Barry Dick; and
(4)
Bryn Jones

to serve until the 2026 annual meeting of stockholders (the “2026 Annual Meeting”) and until their respective successors are duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal (“Proposal One”);

2.
to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2026 fiscal year (“Proposal Two”);
3.
to approve, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the participation by each of (1) Graham van’t Hoff; (2) Curtis Hébert; (3) Barry Dick; and (4) Bryn Jones in the Company’s Amended and Restated 2022 Equity Compensation Plan (“Proposal Three”);
4.
to approve an amendment to the Amended and Restated 5E Advanced Materials, Inc. 2022 Equity Compensation Plan to increase the number of shares of common stock authorized for issuance (“Proposal Four”);
5.
to approve, including for the purposes of ASX Listing Rule 10.11 and for all other purposes, our entry into an agreement to issue warrants to purchase common stock to BEP Special Situations IV LLC and Ascend Global Investment Fund SPC for and on behalf of Strategic SP, or their respective affiliates, as described herein (“Proposal Five”);
6.
to approve, for purposes of Nasdaq Listing Rules, the issuance of shares of our common stock upon exercise of the Proposed New Warrants, as described herein (“Proposal Six”); and
7.
to approve the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposals Three, Four, Five or Six (“Proposal Seven”).

We will also consider other business, if any, that properly comes before the Annual Meeting.

What happens if other business not discussed in this Proxy Statement comes before the meeting?

The Company does not know of any business to be presented at the Annual Meeting other than the proposals discussed in this Proxy Statement. If other business properly comes before the meeting under our Amended and Restated Certificate of Incorporation (the “Charter”), Second Amended and Restated Bylaws (the “Bylaws”), and rules established by the SEC, the proxies will use their discretion in casting all the votes that they are entitled to cast.

How does the Board recommend that stockholders vote on the proposals?

Our Board recommends that stockholders vote:

•
“FOR” the election of each director nominee named in this Proxy Statement.
•
“FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2026.
•
“FOR” the approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the participation by each of (1) Graham van’t Hoff; (2) Curtis Hébert; (3) Barry Dick; and (4) Bryn Jones in the Company’s Amended and Restated 2022 Equity Compensation Plan.
•
“FOR” the approval of an amendment to the 5E Advanced Materials, Inc. Amended and Restated 2022 Equity Compensation Plan to increase the number of shares of common stock authorized for issuance.
•
“FOR” the approval, including for purposes of ASX Listing Rule 10.11 and for all other purposes, of our entry into an agreement to issue warrants to purchase common stock to BEP Special Situations IV LLC and Ascend Global Investment Fund SPC for and on behalf of Strategic SP, or their respective affiliates, as described herein.
•
“FOR” the approval, for purposes of Nasdaq Listing Rules, of the issuance of shares of our common stock upon exercise of the Proposed New Warrants, as described herein.

•
“FOR” the approval of the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposals Three, Four, Five or Six.

Who is entitled to vote?

As of the Record Date, 22,444,587 shares of common stock, par value $0.01 per share, were outstanding. Only holders of record of our common stock as of the Record Date will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Each stockholder is entitled to one vote for each share of our common stock held by such stockholder on the Record Date. No cumulative voting rights are authorized. Each CDI holder is entitled to direct CHESS Depositary Nominees Pty Ltd, as depositary nominee (the “Depositary Nominee”) to vote one vote for every 10 CDIs held by such holder on the Record Date.

What does it mean to be a holder of CDIs?

CDIs are issued by the Company through the Depositary Nominee and traded on the Australian Securities Exchange. If you own CDIs, then you are the beneficial owner of one share of common stock for every 10 CDIs that you own. The Depositary Nominee, or its custodian, is considered the stockholder of record for the purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct the Depositary Nominee, or its custodian, as to how to vote the shares of common stock underlying your CDIs. As a beneficial owner, you are invited to attend the Annual Meeting. However, because you are not a stockholder, you will not be able to personally vote the shares of common stock underlying your CDIs at the Annual Meeting.

Under the rules governing CDIs, the Depositary Nominee is not permitted to vote on your behalf on any matter to be considered at the Annual Meeting unless you specifically instruct the Depositary Nominee how to vote. We encourage you to communicate your voting instructions to the Depositary Nominee in advance of the Annual Meeting to ensure that your vote will be counted by completing the CDI Voting Instruction Form and returning it in accordance with the instructions specified on that form.

How do I vote in advance of the Annual Meeting?

If you are a holder of record of shares of common stock of the Company, you may direct your vote without attending the Annual Meeting by following the instructions on the proxy card to vote by Internet or by telephone, or by signing, dating, and mailing a proxy card.

If you hold your shares in street name via a broker, bank, or other nominee, you may direct your vote without attending the Annual Meeting by signing, dating, and mailing your voting instruction card. Internet or telephonic voting may also be available. Please see your voting instruction card provided by your broker, bank, or other nominee for further details.

How do I vote during the Annual Meeting?

Shares held directly in your name as the stockholder of record may be voted if you are attending the Annual Meeting by entering the 15-digit control number found on your proxy card when you log in to the meeting at meetnow.global/M2PAGMQ.

Shares held in street name through a brokerage account or by a broker, bank, or other nominee may only be voted at the Annual Meeting by submitting voting instructions to your bank, broker or other nominee or by presenting a legal proxy, issued in your name from the record holder (your bank, broker or other nominee).

Even if you plan to attend the Annual Meeting, we recommend that you vote in advance, as described above under “How do I vote in advance of the Annual Meeting?” so that your vote will be counted if you are unable to attend the Annual Meeting.

How do I vote if I hold CDIs?

Each CDI holder is entitled to direct the Depositary Nominee to vote one vote for every 10 CDIs held by such holder on the Record Date. Persons holding CDIs are entitled to receive notice of and to attend the Annual Meeting as guests. Holders of CDIs may direct the Depositary Nominee to vote their underlying shares of common stock at the Annual Meeting by completing and returning the CDI Voting Instruction Form to Computershare Australia, the agent the Company has designated for the collection and processing of voting instructions from the Company’s CDI holders. Votes must be received by Computershare Australia by no later than 5:00 p.m. Pacific time on Tuesday, December 2, 2025 (being 12:00 p.m. (noon) AEDT on Wednesday, December 3, 2025) in accordance with the instructions on the CDI Voting Instruction Form.

Can I change my vote or revoke my proxy or CDI Voting Instruction Form?

You may change your vote or revoke your proxy at any time before it is voted at the Annual Meeting. If you are a stockholder of record, you may change your vote or revoke your proxy by:

•
delivering to the attention of the Secretary at the address on the first page of this Proxy Statement a written notice of revocation of your proxy;
•
delivering to us an authorized proxy bearing a later date (including a proxy over the Internet or by telephone); or
•
attending the Annual Meeting and voting electronically, as indicated above under “How do I vote during the Annual Meeting?”, but note that attendance at the Annual Meeting will not, by itself, revoke a proxy.

If your shares are held in the name of a bank, broker, or other nominee, you may change your vote by submitting new voting instructions to your bank, broker, or other nominee. Please note that if your shares are held of record by a bank, broker, or other nominee and you decide to attend and vote at the Annual Meeting, your vote at the Annual Meeting will not be effective unless you present a legal proxy, issued in your name from the record holder (your bank, broker, or other nominee).

If you are a holder of CDIs and you direct the Depositary Nominee to vote by completing the CDI Voting Instruction Form, you may revoke those instructions by delivering to Computershare Australia a written notice of revocation bearing a later date than the CDI Voting Instruction Form previously sent, which notice must be received by no later than 5:00 p.m. Pacific time on Tuesday, December 2, 2025 (being 12:00 p.m. (noon) AEDT on Wednesday, December 3, 2025).

What is a broker non-vote?

Brokers, banks, or other nominees holding shares on behalf of a beneficial owner (other than the Depositary Nominee) may vote those shares in their discretion on certain “routine” matters even if they do not receive timely voting instructions from the beneficial owner. With respect to “non-routine” matters, the broker, bank, or other nominee is not permitted to vote shares for a beneficial owner without timely received voting instructions. The only routine matter to be presented at the Annual Meeting is Proposal Two. Each of the other Proposals are non-routine matters.

A broker non-vote occurs when a broker, bank, or other nominee does not vote on a nonroutine matter because the beneficial owner of such shares has not provided voting instructions with regard to such matter. A broker, bank, or other nominee may exercise its discretionary voting authority on Proposal Two because Proposal Two is a routine matter, and as such, there will be no broker non-votes on Proposal Two. Broker non-votes may occur as to the other Proposals or any other nonroutine matters that are properly presented at the Annual Meeting. The effect of broker non-votes on each of the other Proposals is described below.

What constitutes a quorum?

The presence at the Annual Meeting, either in person or by proxy, of holders of one-third in voting power of the shares of the Company entitled to vote at the Annual Meeting shall constitute a quorum for the transaction of business. Abstentions and broker non-votes will be counted as present for the purpose of determining whether there is a quorum at the Annual Meeting. Your shares are counted as being present if you participate virtually at the Annual Meeting and cast your vote online during the meeting prior to the closing of the polls by visiting meetnow.global/M2PAGMQ, or if you vote by proxy via the Internet, by telephone, or by returning a properly executed and dated proxy card or voting instruction form by mail.

What vote is required to approve each matter to be considered at the Annual Meeting?

Proposal	Matter	Vote Required	Broker Discretionary Voting Allowed	Effect of Broker Non-votes	Effect of Abstentions
1	Election of each of the four director nominees named in this Proxy Statement (1) Graham van’t Hoff; (2) Curtis Hébert; (3) Barry Dick; and (4) Bryn Jones (each as a separate resolution).	Majority of Votes Cast	No	No Effect	No Effect
2	Ratification of the appointment of PricewaterhouseCoopers LLP as Our Independent Registered Public Accounting Firm for the fiscal year ending June 30, 2026.	Affirmative Vote of the Majority of Shares Present in Person or Represented by Proxy at the Meeting and Entitled to Vote on the Matter	Yes*	N/A	Same as Vote Against
3

Approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the participation by each of (1) Graham van’t Hoff; (2) Curtis Hébert; (3) Barry Dick; and (4) Bryn Jones in the Company’s Amended and Restated 2022 Equity Compensation Plan (each as a separate resolution).

		Affirmative Vote of the Majority of Shares Present in Person or Represented by Proxy at the Meeting and Entitled to Vote on the Matter	No	No Effect	Same as Vote Against
4	Approval of an amendment to the Amended and Restated 5E Advanced Materials, Inc. 2022 Equity Compensation Plan to increase the number of shares of common stock authorized for issuance.	Affirmative Vote of the Majority of Shares Present in Person or Represented by Proxy at the Meeting and Entitled to Vote on the Matter	No	No Effect	Same as Vote Against
5

Approval, including for the purposes of ASX Listing Rule 10.11 and for all other purposes, of our entry into an agreement to issue warrants to purchase common stock to BEP Special Situations IV LLC and Ascend Global Investment Fund SPC for and on behalf of Strategic SP, or their respective affiliates, as described herein.

		Affirmative Vote of the Majority of Votes Cast by the Disinterested Stockholders (as such term is defined in Section 144 of the Delaware General Corporation Law (the “DGCL”))	No	No Effect	No Effect
6	Approval, for purposes of Nasdaq Listing Rules, of the issuance of shares of our common stock upon exercise of the Proposed New Warrants, as described herein.	Affirmative Vote of the Majority of Shares Present in Person or Represented by Proxy at the Meeting and Entitled to Vote on the Matter	No	No Effect	Same as Vote Against
7	Approval of the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposals Three, Four, Five or Six.	Affirmative Vote of the Majority of Shares Present in Person or Represented by Proxy at the Meeting and Entitled to Vote on the Matter	No	No Effect	Same as Vote Against

* We understand that certain brokerage firms have elected not to vote even on “routine” matters without your voting instructions. If your bank, broker or other nominee has made this decision, and you do not provide voting instructions, your shares will not be voted at the Annual Meeting. A broker non-vote would have the effect on each proposal as noted in the chart above.

Proposal One: Election of Four Director Nominees Named in This Proxy Statement.

Our Bylaws provide that the election of directors shall be determined by a majority of the votes cast at the meeting by the holders of stock entitled to vote thereon. Abstentions and broker non-votes will have no effect on Proposal One.

Under our Bylaws, a majority of the votes cast means that the number of shares voted “for” a nominee must exceed the votes cast “against” such nominee. The Nominating and Corporate Governance Committee has established procedures under which a director standing for reelection in an uncontested election must tender a resignation conditioned on the incumbent director’s failure to receive a majority of the votes cast. If an incumbent director who is standing for re-election does not receive a majority of the votes cast, the Nominating and Corporate Governance Committee shall make a recommendation to the Board of Directors on whether to accept or reject the resignation, or whether other action should be taken. The Board of Directors shall act on the committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results.

Proposal Two: Ratification of the Appointment of PricewaterhouseCoopers LLP as Our Independent Registered Public Accounting Firm for the Fiscal Year Ending June 30, 2026.

The proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2026 fiscal year requires approval by the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the matter. An abstention on Proposal Two will have the same effect as a vote against. Brokers will have discretionary authority to vote on this proposal. Accordingly, we do not expect any broker non-votes on Proposal Two.

Proposal Three: Approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the participation by each of (1) Graham van’t Hoff; (2) Curtis Hébert; (3) Barry Dick; and (4) Bryn Jones in the Company’s Amended and Restated 2022 Equity Compensation Plan.

This proposal shall be determined by the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the matter. Abstentions will have the same effect as a vote against Proposal Three, and broker non-votes will have no effect on Proposal Three. A voting exclusion applies in respect of the proposal as noted below.

Proposal Four: Approval of an amendment to the Amended and Restated 5E Advanced Materials, Inc. 2022 Equity Compensation Plan to increase the number of shares of common stock authorized for issuance.

This proposal shall be determined by the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the matter. Abstentions will have the same effect as a vote against Proposal Four, and broker non-votes will have no effect on Proposal Four.

Proposal Five: Approval, including for the purposes of ASX Listing Rule 10.11 and for all other purposes, of our entry into an agreement to issue warrants to purchase common stock to BEP Special Situations IV LLC and Ascend Global Investment Fund SPC for and on behalf of Strategic SP, or their respective affiliates, as described herein.

This proposal shall be determined by the affirmative vote of the majority of votes cast by the disinterested stockholders (as such term is defined in Section 144 of the DGCL) and any person who is excluded from voting in favor of the proposal in accordance with the ASX Listing Rules (the “Disinterested Stockholders”). The Disinterested Stockholders will not include BEP Special Situations IV LLC (“Bluescape”), Ascend Global Investment Fund SPC for and on behalf of Strategic SP (“Ascend”), Meridian Investments Corporation (“Meridian”), and other person who will obtain a material benefit as a result of the potential issue of warrants to purchase common stock (except solely by reason of being a stockholder), each of their respective associates, or any of our directors or officers. Abstentions and broker non-votes will have no effect on Proposal Five.

A voting exclusion applies in respect of the proposal as noted below.

Proposal Six: Approval, for purposes of Nasdaq Listing Rules, of the issuance of shares of our common stock upon exercise of the Proposed New Warrants, as described herein.

This proposal shall be determined by the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the matter. Abstentions will have the same effect as a vote against Proposal Six, and broker non-votes will have no effect on Proposal Six. Proposal Six is conditioned on the approval of Proposal Five. If Proposal Five is not approved by the affirmative vote of the majority of votes cast by the Disinterested Stockholders at the annual meeting, Proposal Six will not be presented to the stockholders for a vote.

Proposal Seven: Approval of the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposals Three, Four, Five or Six.

This proposal shall be determined by the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the matter. Abstentions will have the same effect as a vote against Proposal Seven, and broker non-votes will have no effect on Proposal Seven.

Voting exclusion statement

The Company will disregard any votes cast in favor of:

•
Proposal Three by or on behalf of each of the directors, any of their associates, or any other persons referred to in ASX Listing Rule 10.14.1, 10.14.2 or 10.14.3, who are eligible to participate in the Company’s Amended and Restated 2022 Equity Compensation Plan; and
•
Proposal Five by or on behalf of BEP Special Situations IV LLC, Ascend Global Investment Fund SPC for and on behalf of Strategic SP, any other person who will obtain a material benefit as a result of the potential issue of warrants to purchase common stock (except a benefit solely by reason of being a stockholder), or any of their associates.

However, the Company need not disregard a vote cast in favor of the above Proposals by:

•
a person as proxy or attorney for a person who is entitled to vote on the relevant Proposal, in accordance with directions given to the proxy or attorney to vote on the relevant Proposal in that way;
•
the chair of the Annual Meeting as proxy or attorney for a person who is entitled to vote on the relevant Proposal, in accordance with a direction given to the chair to vote on the relevant Proposal as the chair decides; or
•
a holder acting solely in a nominee, trustee or custodial or other fiduciary capacity on behalf of a beneficiary provided the following conditions are met:
o
the beneficiary provides written confirmation to the holder that the beneficiary is not excluded from voting, and is not an associate of a person excluded from voting, on the relevant Proposal; and
o
the holder votes on the relevant Proposal in accordance with directions given by the beneficiary to the holder to vote in that way.

What is the deadline for submitting a proxy or CDI Voting Instruction Form?

To ensure that proxies are received in time to be counted prior to the Annual Meeting, proxies submitted by Internet or by telephone should be received by 11:59 p.m. Eastern time on Sunday, December 7, 2025, and proxies submitted by mail should be received by the close of business on Thursday, December 4, 2025.

CDI Voting Instruction Forms must be received by Computershare Australia by no later than 5:00 p.m. Pacific time on Tuesday, December 2, 2025 (being 12:00 p.m. (noon) AEDT on Wednesday, December 3, 2025) in accordance with the instructions on the CDI Voting Instruction Form.

What does it mean if I receive more than one proxy card or CDI Voting Instruction Form?

If you hold your shares or CDIs in more than one account, you will receive one proxy card or CDI Voting Instruction Form for each account (as applicable). To ensure that all of your shares or CDIs are voted, please complete, sign, date, and return one proxy card or CDI Voting Instruction Form for each account or use the proxy card for each account to vote by Internet or by telephone.

How will my shares be voted if I return a blank proxy card or a blank CDI Voting Instruction Form?

If you are a holder of record of our common stock and you sign and return a proxy card or CDI Voting Instruction Form or otherwise submit a proxy without giving specific voting instructions, your shares will be voted:

•
“FOR” the election of each of the director nominees named in this Proxy Statement;
•
“FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2026;

•
“FOR” the approval, for the purposes of ASX Listing Rule 10.14 and for all other purposes, of the participation by each of (1) Graham van’t Hoff; (2) Curtis Hébert; (3) Barry Dick; and (4) Bryn Jones in the Company’s Amended and Restated 2022 Equity Compensation Plan;
•
“FOR” the approval of an amendment to the Amended and Restated 5E Advanced Materials, Inc. 2022 Equity Compensation Plan to increase the number of shares of common stock authorized for issuance;
•
“FOR” the approval, including for the purpose of ASX listing Rule 10.11 and for all other purposes, of our entry into an agreement to issue warrants to purchase common stock to BEP Special Situations IV LLC and Ascend Global Investment Fund SPC for and on behalf of Strategic SP, or their respective affiliates, as described herein;
•
“FOR” the approval, for purposes of Nasdaq Listing Rules, of the issuance of shares of our common stock upon exercise of the Proposed New Warrants, as described herein; and
•
“FOR” the approval of the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposals Three, Four, Five or Six.

If you hold your shares in street name via a broker, bank, or other nominee and do not provide the broker, bank, or other nominee with voting instructions (including by signing and returning a blank voting instruction card), your shares:

•
will be counted as present for purposes of establishing a quorum;
•
will be voted in accordance with the broker’s, bank’s, or other nominee’s discretion on “routine” matters, which is the proposal to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2026 (Proposal Two); and
•
will not be counted in connection with the other Proposals or any other non-routine matters that are properly presented at the Annual Meeting. For each of these proposals, your shares will be treated as “broker non-votes.”

Our Board knows of no matter to be presented at the Annual Meeting other than Proposals identified in this Proxy Statement. If any other matters properly come before the Annual Meeting upon which a vote properly may be taken, shares represented by all proxies received by us will be voted with respect thereto as permitted and in accordance with the judgment of the proxy holders.

Who is making this solicitation and who will pay the expenses?

This proxy solicitation is being made on behalf of our Board. The Company will pay the cost of soliciting proxies for the Annual Meeting. In addition to solicitation by mail, our employees may solicit proxies personally or by telephone or facsimile, but they will not receive additional compensation for these services. Arrangements may be made with brokerage houses, custodians, nominees, and fiduciaries to send proxy materials to their principals, and we may reimburse them for their expenses.

A list of stockholders entitled to vote at the Annual Meeting will be available for inspection by stockholders for any purpose germane to the meeting for 10 business days prior to the Annual Meeting, at 5E Advanced Materials, Inc., 9329 Mariposa Road, Suite 210, Hesperia, CA 92344 between the hours of 9:00 a.m. and 5:00 p.m. Pacific time. The stockholder list will also be available to stockholders of record for examination during the Annual Meeting at meetnow.global/M2PAGMQ. You will need the control number included on your proxy card, or voting instruction form, or otherwise provided by your bank, broker, or other nominee.

What is “householding” and how does it affect me?

We have adopted a procedure approved by the Securities and Exchange Commission (the “SEC”) called “householding.” Under this procedure, we send only one set of proxy materials to eligible stockholders who share a single address, unless we have received instructions to the contrary from any stockholder at that address. This practice is designed to eliminate duplicate mailings, conserve natural resources, and reduce our printing and mailing costs. Stockholders who participate in householding will continue to receive separate proxy cards.

If your shares are held Beneficially and you share an address with another stockholder and receive only one set of proxy materials but would like to request a separate copy of these materials, please contact Broadridge Financial Solutions, Inc., by calling (866) 540-7095 or writing to Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York 11717, and an additional copy of proxy materials will be promptly delivered to you. Similarly, if you receive multiple copies of the proxy materials and would prefer to receive a single copy in the future, you may also contact Broadridge at the above telephone number or address. If you own shares through a bank, broker, or other nominee, you should contact the nominee concerning householding procedures.

Where can I find the 2025 Annual Report?

Our 2025 Annual Report, including our Annual Report on Form 10-K for the fiscal year ended June 30, 2025, is being mailed with this Proxy Statement to those stockholders that receive this Proxy Statement in the mail.

Our Annual Report on Form 10-K for the fiscal year ended June 30, 2025 has also been filed with the SEC. It is available free of charge at the SEC’s website at www.sec.gov. Upon written request by a stockholder, we will mail without charge a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, but excluding exhibits. Exhibits to the Annual Report on Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. All requests should be directed to the Corporate Secretary at 9329 Mariposa Road, Suite 210, Hesperia, California 92344.

How can I find out the results of the voting at the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting.

When are stockholder proposals due for the 2026 Annual Meeting of the stockholders?

Rule 14a-8 Shareholder Proposals. Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2026 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) must submit the proposal to our executive offices at 9329 Mariposa Road, Suite 210, Hesperia, California 92344 in writing not later than , 2026.

Proxy Access. Under our Bylaws, if you wish to nominate a director through proxy access, you must give timely written notice to our Secretary at the principal executive offices of the Company. To be timely, notice must be delivered to the Secretary not later than 120 days nor more than 150 days prior to the first anniversary of the date that our definitive proxy statement was first sent to stockholders in connection with the preceding year’s annual meeting of stockholders. For the 2026 Annual Meeting of Stockholders, written notice must be received by the Secretary between the close of business on , 2026, and the close of business on , 2026. In the event that the 2026 Annual Meeting of Stockholders is advanced by more than 30 days or delayed by more than 60 days from the anniversary of the preceding year’s annual meeting, or if no annual meeting was held in the preceding year, notice must be delivered to the Secretary not earlier than the close of business on the 150th day prior to such annual meeting and not later than the close of business on the later of (i) the 120th day prior to such annual meeting or (ii) the 10th day following the day on which public disclosure of the date of such annual meeting is first made by us. Such notices must comply with the procedural and content requirements of our Bylaws, a copy of which is available upon request to our Secretary.

Proposals or Director Nominees (other than through Proxy Access). Stockholders intending to present a proposal of business at the 2026 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that the stockholder of record deliver their intent to present such proposal or nomination to the Secretary at the principal executive offices of the Company (A) not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, in advance of the anniversary of the previous year’s annual meeting, if such meeting is to be held on a day which is not more than 30 days in advance of the anniversary of the previous year’s annual meeting or not later than 60 days after the anniversary of the previous year’s annual meeting, and (B) with respect to any other annual meeting of stockholders, including in the event that no annual meeting was held in the previous year, not earlier than the close of business on the 120th day prior to the annual meeting and not later than the close of business on the later of the 90th day prior to the annual meeting and the close of business on the 10th day following the first date of public disclosure of the date of such meeting. For the 2026 Annual Meeting of Stockholders, the Secretary must receive notice of such a proposal or nomination no earlier than the close of business on , 2026, and no later than the close of business on, , 2026. The notice must contain the information required by our Bylaws, a copy of which is available upon request to our Secretary.

SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with the above deadlines and, in certain other cases notwithstanding the stockholder’s compliance with these deadlines.

In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the additional information required by Rule 14a-19(b) of the Exchange Act.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

In connection with our solicitation of proxies for our 2026 Annual Meeting, we intend to file a proxy statement and WHITE proxy card with the SEC. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed with the SEC without charge from the SEC’s website at: www.sec.gov.

Who can I contact for further information?

You may request additional copies, without charge, of this Proxy Statement and other proxy materials or ask questions about the Annual Meeting, the proposals, or the procedures for voting your shares by writing to our Corporate Secretary at 9329 Mariposa Road, Suite 210, Hesperia, California 92344.

Unless indicated otherwise, all share and per share numbers in this Proxy Statement reflect our 1-for-23 reverse stock split effected in February 2025.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL ONE (1) TO (4)

ELECTION OF DIRECTORS

General

At the Annual Meeting, our stockholders will vote on four directors for a one-year term and until the election and qualification of their respective successors in office, or until such director’s earlier death, resignation, disqualification or removal. ASX Listing Rule 14.5 requires that an entity which has directors must hold an election of directors at each annual meeting. Further, in accordance with ASX Listing Rule 14.4, a director must not hold office (without re-election) past the third annual meeting following their appointment of three years, whichever is longer.

The directors named herein have agreed to serve, if elected, until the next annual meeting of stockholders and until their successors have been duly elected and qualified or until their earlier death, resignation, disqualification or removal. There are no family relationships between or among any of our executive officers, nominees, or continuing directors. Mr. Hebert, one of our director nominees, was initially recommended to serve as a member of our Board by Bluescape pursuant to Bluescape designation rights described elsewhere in this proxy statement. Each of the director nominees was evaluated in accordance with our standard review process for director candidates in connection with their nomination for election at the Annual Meeting.

The election of each nominee will be voted on separately.

Director Nominees

The following table sets forth information with respect to our director nominees for election at the Annual Meeting:

Name		Independent under Nasdaq Rules	Age
(1)	Graham van’t Hoff	Yes	63
(2)	Curtis Hébert	Yes	62
(3)	Barry Dick	Yes	62
(4)	Bryn Jones	Yes	47

Director Nominee Skills Matrix

	(1) Graham van’t Hoff	(2) Curtis Hébert	(3) Barry Dick	(4) Bryn Jones	Total
Executive Leadership	✓	✓	✓	✓	4
Mining/Rare Earth Minerals/Specialty Chemicals Industry Experience	✓		✓	✓	3
Business Operations	✓				1
Strategic Development/Planning	✓	✓	✓	✓	4
Corporate Governance	✓	✓	✓		3
Financial Expert	✓		✓	✓	3
Business to Business Sales and Marketing	✓	✓		✓	3
Capital Markets		✓	✓		2
ESG Leadership	✓	✓		✓	3
M&A Experience	✓	✓	✓	✓	4
International Experience	✓	✓	✓	✓	4

More detailed biographical descriptions of the nominees are set forth in the text below. These descriptions include the experience, qualifications, qualities, and skills that led to the conclusion that each director should serve as a member of our Board at this time.

(1) Graham van’t Hoff was appointed as Director in October 2022. Mr. van’t Hoff is a global business executive with a 35-year career focused on business restructuring and growth with a track record of scaling business and driving growth through business disruption, restructures, technology integration and tight project management disciplines. Most recently, Mr. van’t Hoff finished his 35 year career with Royal Dutch Shell PLC (NYSE: SHEL) as the Executive Vice President of Global Chemicals where he was responsible for the company’s $25 billion global chemicals business over a seven year period of record profitability. Prior to this role, he held the positions of Chairman, Shell UK, Executive Vice President, Alternative Energies and CO2 and Vice President, Base Chemicals. Mr. van’t Hoff currently serves on the board of directors for MAC Copper Limited (NYSE: MTAL), Verde Clean Fuels, Inc. (Nasdaq: VGAS) and AleAnna Inc. (Nasdaq: ANNA). Mr. van’t Hoff holds a Bachelor of Arts and Master of Arts in Chemistry from Oxford University, UK and a Master of Business Management with distinction from Alliance Manchester Business School, UK. Mr. van’t Hoff serves on our Board as a designee of BEP Special Situations IV LLC (“Bluescape”), in accordance with the Fourth Amended and Restated Investor and Registration Rights Agreement, dated January 14, 2025, by and among Bluescape, Ascend Global Investment Fund SPC, for and on behalf of Strategic SP (“Ascend”) and the Company (the “Investor and Registration Rights Agreement”) as further described in the section titled “Certain Relationships and Related Party Transactions.” We believe Mr. van’t Hoff’s experience at various energy and specialty chemicals companies, along with his sales and marketing experience qualifies him to serve on our Board of Directors.

(2) Curtis Hébert was appointed as Director in March 2025. Mr. Hébert is a highly respected leader in the power and energy industry. His years of experience as a chief regulator on the state and federal level, an energy attorney, and Executive Vice President of a Fortune 250 energy company give him an unparalleled prism in which to view and lead business strategy. Mr. Hébert is currently a partner at Brunini Law Firm where he represents and advises clients on federal, state, and local regulatory matters across the energy industry. Previously, he served as the Chief Executive Officer of Lexicon Strategy Group, where he advised financial, energy, and governmental clients on unique policy and regulatory needs. Mr. Hébert has advised domestic and international clients across all segments of the energy value chain and has contributed to policy initiatives as a visiting scholar with the Bipartisan Policy Center. He spent a decade as executive vice president with Entergy Corp. (ETR), a Fortune 250 Energy Company. Notably, Mr. Hébert was a presidential appointee, serving as chairman and commissioner of the Federal Energy Regulatory Commission (FERC) from 1997 to 2001. He earned a Bachelor of Science from the University of Southern Mississippi and a Juris Doctor from the Mississippi School of Law. Mr. Hébert serves on our Board as a designee of Bluescape, in accordance with the Investor and Registration Rights Agreement as further described in the section titled “Certain Relationships and Related Party Transactions.” We believe Mr. Hébert is qualified to serve on our Board of Directors because of his success serving in the federal government, executive leadership, and strong corporate governance skillset.

(3) Barry Dick was appointed as a Director in May 2024. Mr. Dick has over 25 years of marketing and investment banking experience in Asia and has built leading sales and origination organizations at Merrill Lynch, StormHarbour, and Opvs Group. He has served as Co-Founder, Partner, and Director of Gold Quay Capital PTE. Ltd. since June 2013 and is responsible for sourcing private transactions and marketing investment opportunities to long term investor relationships that have been developed over the last 20 years in southeast Asia. Prior to that, he served as Principal and Managing Director at StormHarbour Securities (Singapore) Pte. Ltd. from August 2013 to May 2015, where he was focused on sourcing and distributing private transactions throughout southeast Asia. Previously, Mr. Dick was Managing Director, Head of Fixed Income Sales at Merrill Lynch (Asia Pacific) Limited, where he was responsible for building Merrill Lynch’s Asian FICC sales organization. Following his career at Merrill Lynch, Mr. Dick co-founded Opvs Group, a hybrid hedge fund and boutique investment bank where he built a fund raising organization and was responsible for sourcing private transactions for both the firm and third parties. Mr. Dick holds a Bachelor of Science in Business Administration from Northeastern University and a Master’s in Business Administration from Duke University. Mr. Dick serves on our Board as a designee of Ascend, in accordance with the Investor and Registration Rights Agreement as further described in the section titled “Certain Relationships and Related Party Transactions.” We believe Mr. Dick’s broad experience with capital markets, international business and the mining sectors qualifies him to serve on our Board of Directors.

(4) Bryn Jones was appointed as a Director in July 2024. Mr. Jones is an Industrial Chemist with over 25 years of extensive development and operational experience in the minerals industry across various commodities, including in-situ mining of uranium. Mr. Jones currently is the Managing Director for entX Limited, a technology incubator that generates ideas, builds development partnerships, and commercializes breakthrough clean energy and nuclear medicine technologies, a position he has held since August 2019. Mr. Jones is a former non-executive director of Australian Rare Earths (ASX: AR3), former Technical Director of Boss Energy Ltd (ASX: BOE), and a former non-executive director of DevEx Resources Ltd (ASX: DEV). Prior to assuming the above directorships, Mr. Jones served as the Chief Operating Officer of Laramide Resources Ltd (ASX: LAM). Mr. Jones serves on our Board as a designee of Ascend, in accordance with the Investor and Registration Rights Agreement as further described in the section titled “Certain Relationships and Related Party Transactions.” We believe Mr. Jones’ experience in the chemicals and mining industries, including rear earth minerals, as well as prior executive roles and leadership experience qualifies him to serve on our Board of Directors.

Our directors bring a range of skills and experience in relevant areas, including finance, exploration and production, environment, international business and leadership, as well as specialty chemicals. We believe this cross-section of capabilities enables our Board of Directors to help guide our objectives and corporate governance practices.

Recommendation of Our Board of Directors

OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH NOMINEE NAMED ABOVE.

CORPORATE GOVERNANCE

Our Board believes sound corporate governance processes and practices, as well as high ethical standards, are critical to handling challenges and to achieving business success. We embrace leading governance practices and conduct ongoing reviews of our governance structure and processes to reflect changing circumstances. Below are highlights of our corporate governance practices and principles.

Director Independence

Our common stock is listed on the Nasdaq Stock Market (the “Nasdaq”). Under the rules of the Nasdaq, a director will only qualify as an “independent director” if the board of directors determines that the director has no relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In addition, the director must not be precluded from qualifying as independent under the per se bars set forth by the Nasdaq rules.

Audit Committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or (2) be an affiliated person of the listed company or any of its subsidiaries.

At least annually, our Board evaluates all relationships between us and each director in light of relevant facts and circumstances for the purposes of determining whether a relationship exists that might interfere with such director’s ability to satisfy his or her responsibilities as an independent director. Based on this evaluation, our Board will make an annual determination of whether each director is independent within the meaning of the independence standards of Nasdaq and the SEC.

Consistent with our corporate governance guidelines and Nasdaq rules, our Board has determined that each of Messrs. Dick, Hébert, Jones, and van’t Hoff qualifies as an “independent director.” Our Board also has determined that Messrs. Dick, Jones, and van’t Hoff, who currently comprise our Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee, satisfy the independence standards for such committee service established by the SEC and the rules of Nasdaq, as applicable. In making such determinations, our Board considered the relationships that each non-employee director has with our Company and all other facts and circumstances our Board deemed relevant in determining independence, including the beneficial ownership of our capital stock by each non-employee director and any institutional stockholder with which he or she is affiliated.

Board Leadership Structure

Our Corporate Governance Guidelines provide the Board will conduct an annual assessment of its leadership structure to determine that the leadership structure is the most appropriate for the Company. The Chairman of the Board and CEO positions may, but need not be, filled by the same individual. At this time, the offices of the Chairman of the Board and the CEO are not combined. If the offices were combined, the Board would appoint a lead independent director to coordinate the activities of the other independent directors and to perform such other duties and responsibilities as the Board may determine. Graham van’t Hoff currently serves as Chairman of the Board.

Role of the Board in Risk Oversight

The Board is responsible for the oversight of risk, while management is responsible for the day-to-day management of risk. The Board, directly and through its committees, carries out its oversight role by regularly reviewing and discussing with management the risks inherent in the operation of our business and applicable risk mitigation efforts. Management meets regularly to discuss the Company’s business strategies, challenges, risks and opportunities and reviews those items with the Board at regularly scheduled meetings. The Compensation Committee is responsible for overseeing the management of risks relating to our compensation plans and arrangements, including whether the Company’s incentive compensation plans encourage excessive or inappropriate risk taking. The Audit Committee is responsible for overseeing our risk assessment and management processes related to, among other things, our financial reports and record-keeping, major litigation and financial risk exposures, and cybersecurity risk, and the steps management has taken to monitor and control such exposures. The Nominating and Corporate Governance Committee is responsible for risk oversight associated with corporate governance practices and the composition of our Board and its committees.

Evaluations of the Board of Directors

The Board evaluates its performance and the performance of its committees and individual directors on an annual basis through an evaluation process administered by our Nominating and Corporate Governance Committee. The Board discusses each evaluation to determine what, if any, actions should be taken to improve the effectiveness of the Board or any committee thereof or of the directors.

Board and Committee Meetings and Attendance

Directors are expected to make every effort to attend all meetings of the Board and all meetings of the committees on which they serve. During fiscal year ended June 30, 2025 (“fiscal year 2025”), our Board had 14 Board meetings, our Audit Committee had 3 meetings, our Nominating and Corporate Governance had 3 meetings and our Compensation Committees had 4 meetings. During fiscal year 2025, each current member of our Board attended at least 80% of all Board and relevant Committee meetings held during the period in which such director served. Our independent directors hold regularly scheduled executive sessions without our management present. These executive sessions of independent directors are chaired by our Chairman of the Board.

Board Attendance at Annual Stockholders’ Meeting

Each director is encouraged and generally expected to attend the Company’s annual meeting of stockholders.

Board Committees

Our Board has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The composition and responsibilities of each of the committees of our Board are described below. Copies of the charters of the committees are available on the investor relations page of our website at https://5eadvancedmaterials.com/investors/corporate-governance/. The information in or accessible through our website is not incorporated into, and is not considered part of, this Proxy Statement. Members serve on these committees until their resignation or until otherwise determined by our Board. Our Board may establish other committees as it deems necessary or appropriate from time to time.

Current Committee Composition and Meeting Information for Fiscal Year 2025

The following table provides current membership and meeting information for fiscal year 2025 for each of these committees of our Board with directors marked with an asterisk (*) identified as committee chair:

Name	Audit	Compensation	Nominating and Corporate Governance
Graham van’t Hoff	✓		✓
Curtis Hébert		✓	✓*
Barry Dick	✓*	✓	✓
Bryn Jones	✓	✓*
Total meetings held during fiscal year 2025	3	4	3

Audit Committee

Messrs. Dick, Jones and van't Hoff are the current members of the Audit Committee. Mr. Dick is the Chairman of the Audit Committee. Our Board has determined that each current and prospective member of the Audit Committee qualifies as an independent director under the Nasdaq corporate governance standards and the independence requirements of Rule 10A-3 of the Exchange Act and meets the requirements for financial literacy for service on an Audit Committee, as defined under applicable Nasdaq rules. Our Board has determined that each of Messrs. Dick, Jones and van't Hoff qualify as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K, and that each of the members meets the requirements for financial literacy for service on an Audit Committee, as defined under applicable Nasdaq rules.

Under its charter, the functions of the Audit Committee include, among other things:

•
the Company’s accounting and financial reporting processes and the integrity of its financial statements;

•
the audits of the Company’s financial statements and the appointment, compensation, qualifications, independence and performance of the Company’s independent auditors;
•
the Company’s compliance with legal and regulatory requirements; and
•
the performance of the Company’s internal accounting controls, disclosure controls and procedures and internal control over financial reporting.

Compensation Committee

Messrs. Jones, Hébert and Dick are the current members of the Compensation Committee. Mr. Jones is the Chairman of the Compensation Committee. The Board has determined that each of Messrs. Jones, Hébert and Dick, qualifies as an independent director and is considered to be a “non-employee director” under Rule 16b-3 of the Exchange Act.

Under its charter, the functions of the Compensation Committee include, among other things:

•
determine, or recommend to the Board for determination, the compensation of the Chief Executive Officer and all other executive officers (as defined herein) of the Company;
•
make recommendations to the Board with respect to (to the extent set forth in its charter or otherwise directed by the Board) compensation of the non-employee directors;
•
make recommendations to the Board with respect to incentive compensation plans and equity-based plans that are subject to Board approval;
•
exercise oversight with respect to the Company’s compensation philosophy, incentive compensation plans and equity-based plans covering executive officers and senior management;
•
review and discuss with management the Company’s Compensation Discussion & Analysis required by SEC rules to be included in the Company’s proxy statement and Annual Report on Form 10-K; and
•
produce the annual compensation committee report for inclusion in the Company’s proxy statement and Annual Report on Form 10-K.

The Compensation Committee charter also provides that the Compensation Committee shall have the sole authority to retain or obtain the advice of a compensation consultant, legal counsel or other adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the Compensation Committee will consider the independence of each such adviser.

Nominating and Corporate Governance Committee

Messrs. Hébert, Dick and van't Hoff are the current members of the Nominating and Corporate Governance Committee. Mr. Hébert is the Chairperson of the Nominating and Corporate Governance Committee. The Board has determined that each of Messrs. Hébert, Dick and van't Hoff qualifies as an independent director.

Under its charter, the functions of the Nominating and Corporate Governance Committee include, among other things:

•
identify and recommend to the Board for selection the individuals qualified to serve on the Company’s Board (consistent with criteria that the Board has approved) either for election by stockholders at each meeting of stockholders at which directors are to be elected or for appointment to fill vacancies on the Board;
•
develop, recommend to the Board and assess corporate governance policies for the Company; and
•
oversee the evaluation of the Board.

The Nominating and Corporate Governance Committee has the sole authority to retain and terminate any search firm to be used to identify director candidates and shall have sole authority to approve the search firm’s fees and other retention terms.

The Nominating and Corporate Governance Committee meets periodically, and no less frequently than annually, to assess, develop and communicate with the full Board concerning the appropriate criteria for nominating and appointing directors, including the Board’s size and composition, corporate governance policies, applicable listing standards and laws, individual director performance, expertise, experience, qualifications, attributes, skills, tenure and willingness to serve actively, the number of other public and private Company Boards on which a director candidate serves, consideration of director nominees proposed or recommended by stockholders and related policies and procedures, and other appropriate factors. Whenever a new seat or a vacated seat on the Board is being filled, candidates that appear to best fit the needs of the Board and the Company will be identified, interviewed and evaluated by the Nominating and Corporate Governance Committee. Potential director candidates recommended by the Company’s management and stockholders are evaluated in the same manner as nominees identified by the Nominating and Corporate Governance Committee. Candidates selected by the Nominating and Corporate Governance Committee will then be recommended to the full Board.

Director Nominations by Stockholders

Nominations of persons for election to the Board may be made by any stockholder of the Company who is a stockholder of record and complies with the notice procedures set forth in the Bylaws, and such nominations must be accompanied by a written consent from the proposed nominee to be named as a nominee and to serve as a director if elected. All candidates, regardless of the source of their recommendation, are evaluated in the same manner as nominees identified by the Nominating and Corporate Governance Committee.

Election of Directors

We have voluntarily adopted a majority-voting standard for uncontested elections of directors. Our Bylaws provide that, unless otherwise required by law or our Charter or Bylaws, the election of our directors will be decided by a majority of the votes cast at a meeting of the stockholders by the holders of stock entitled to vote in the election, unless our Secretary determines that the number of nominees for director exceeds the number of directors to be elected, in which case directors will be elected by a plurality of the votes of the shares represented in person or by proxy at any meeting of stockholders held to elect directors and entitled to vote on such election of directors.

If a nominee for director who is not an incumbent director does not receive a majority of the votes cast, the nominee will not be elected. Our Nominating and Corporate Governance Committee has established procedures under which a director standing for reelection in an uncontested election must tender a resignation conditioned on the incumbent director’s failure to receive a majority of the votes cast. If an incumbent director who is standing for reelection does not receive a majority of the votes cast, the Nominating and Corporate Governance Committee will make a recommendation to the Board of Directors on whether to accept or reject the resignation, or whether other action should be taken. The Board of Directors must act on the committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results. The director who fails to receive a majority vote is not permitted to participate in the committee’s recommendation or the Board of Directors’ decision.

Corporate Governance Guidelines and Code of Business Conduct

We have adopted Corporate Governance Guidelines and a written Code of Business Conduct (the “Code of Conduct”), which are available on our website at https://5eadvancedmaterials.com/investors/corporate-governance/. The information in or accessible through our website is not incorporated into, and is not considered part of, this Proxy Statement.

Our Corporate Governance Guidelines provide the framework for our corporate governance along with our Charter, Bylaws, committee charters and other key governance practices and policies. Our Corporate Governance Guidelines cover a wide range of subjects, including the conduct of Board meetings, independence and selection of directors, Board membership criteria, and Board committee composition. Our guidelines currently provide for our directors to retire upon reaching age 70.

Our Code of Conduct is applicable to our directors, executive officers and employees, including our principal executive officer, principal financial officer or controller, or persons performing similar functions. The Code of Conduct codifies the business and ethical principles that govern all aspects of the Company’s business. Any waiver of this Code of Conduct for any individual director or officer of our Company must be approved, if at all, by our board of directors. Any such waivers granted, as well as substantive amendments to this Code of Conduct, will be publicly disclosed by appropriate means in compliance with applicable listing standards and SEC rules.

Insider Trading Policy

Our Board has adopted an Insider Trading and Securities Dealing Policy (the “Insider Trading Policy”), that governs the purchase, sale and/or other disposition of the Company’s securities by our directors, officers, employees and consultants. We believe our Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, as well as listing standards applicable to the Company. In addition, with regard to the Company’s trading in its own securities, it is the Company’s policy to comply with the federal securities laws and the applicable exchange listing requirements. The foregoing summary of the Insider Trading Policy does not purport to be complete and is qualified in its entirety by reference to the full text of the Insider Trading Compliance Policy attached as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended June 30, 2025, filed with the SEC on September 29, 2025.

Prohibition on Hedging and Pledging of Company Securities

Our Insider Trading Policy, among other things, prohibits officers, directors, and employees from engaging in hedging transactions, such as the purchase or sale of puts or calls, or the use of any other derivative instruments. Officers, directors, and employees of the Company are also prohibited from including Company securities in a margin account or pledging Company securities as collateral for a loan.

Stockholder Communications

Any stockholder or other interested party who wishes to communicate with our Board or any individual director may send written communications to our Board or such director, care of 5E Advanced Materials, Inc., 9329 Mariposa Road, Suite 210, Hesperia, California 92344, Attention: Corporate Secretary. Our Corporate Secretary shall initially review and compile all such communications and may summarize such communications prior to forwarding to the appropriate party. Our Corporate Secretary will not forward communications that are not relevant to the duties and responsibilities of the Board. The Board will generally respond, or cause the Company to respond, in writing to bona fide communications from stockholders addressed to one or more members of the Board.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Policies and Procedures with Respect to Related Party Transactions

The Company’s Audit Committee charter requires that the Audit Committee review and approve or disapprove all related person transactions that are required to be disclosed by Item 404 of Regulation S-K. The Company reviews all relationships and transactions reported to it in which the Company and our directors and executive officers or their immediate family members or any person who is known by the Company to be the beneficial owner of more than five percent (5%) of our voting stock are participants to determine whether such persons have a direct or indirect material interest. The Company’s Secretary is primarily responsible for the development and implementation of processes and controls to obtain information from the directors and executive officers with respect to related person transactions and for then determining, based on the facts and circumstances, whether the Company or a related person has a direct or indirect material interest in the transaction. All historical share amounts set forth in this proxy have been adjusted, as applicable, for the 1-for-23 reverse stock split we effected in February 2025.

Our Board of Directors has adopted a policy regarding transactions affecting director independence as part of a comprehensive governance program. This policy regarding transactions between us or any of our affiliates and our directors, officers, and employees is set forth in writing in our Corporate Governance Guideline and our Code of Business Conduct. These documents are available on our website. The Board of Directors believes these documents promote the effective functioning of the Board, its committees, and management. Accordingly, they are periodically reviewed and revised, as appropriate.

Certain Relationships and Related Transactions

Described below are the transactions and proposed transactions, since the beginning of our fiscal year ended June 30, 2023, in which we were or are to be a participant and in which any related person has or will have a direct or indirect material interest involving the lesser of $120,000 and one percent (1%) of the average of our total assets as of year end for the last two completed fiscal years. A related person is any executive officer, director, nominee for director, or holder of 5% or more of our common stock, or an immediate family member of any of those persons.

Pursuant to the terms of an investor and registration rights agreement to which we are a party, each of Bluescape and Ascend has the right to designate two individuals to our Board, and we are required to appoint or nominate such persons to our Board. The size of our Board was also reduced to four directors pursuant to the terms of this agreement.

Ascend Subscription Agreement

On December 5, 2023, we entered into a subscription agreement with Ascend, pursuant to which Ascend agreed to purchase up to $10.0 million of our common stock at a purchase price of $1.025 per share, plus an additional 10% of the shares sold in the offering as a placement fee. On January 18, 2024, we issued 5,365,854 shares (the “Subscription Shares”) of common stock to Ascend pursuant to the subscription agreement for an aggregate purchase price of $7.5 million. At the closing, we also granted Ascend registration rights with respect to the Subscription Shares.

Amended and Restated Note Purchase Agreement

On January 18, 2024, in connection with a series of out-of-court restructuring transactions, we entered into an Amended and Restated Note Purchase Agreement (as subsequently amended, the “Amended and Restated Note Purchase Agreement”) with the holders of our 4.50% senior secured convertible notes (the “Noteholders”): Bluescape, Ascend and Meridian Investments Corporation (“Meridian”), of which Ascend is the sole shareholder. The agreement provided for the amendment of certain terms of our then outstanding $60.0 million aggregate principal amount of 4.50% senior secured convertible notes, including (among other things) to provide for certain adjustments to the conversion rate in the event of certain change of control transactions or other events (a “Make-Whole Adjustment”) and a waiver of the minimum cash covenant has been waived through June 28, 2024 (the “Covenant Waiver”). In connection therewith, we also entered into an Amended and Restated Investor and Registration Rights Agreement with the Noteholders, pursuant to which we (i) granted the Noteholders certain registration rights for the shares of common stock underlying the convertible notes and the Subscription Shares, and (ii) granted the director designation rights to each of Bluescape and Ascend.

Amendment No. 1 to Amended and Restated Note Purchase Agreement

On April 28, 2024, we entered into an amendment to the Amended and Restated Note Purchase Agreement with the Noteholders, pursuant to which the Noteholders agreed to extend the Covenant Waiver through December 31, 2024.

Amendment No. 2 to Amended and Restated Note Purchase Agreement

On May 28, 2024, we entered into a second amendment to the Amended and Restated Note Purchase Agreement, pursuant to which we agreed to (i) issue and sell $3.0 million principal amount of new senior secured convertible notes to each of Bluescape and Ascend (the “June Notes”), (ii) amend and restate the Amended and Restated Note Purchase Agreement to (among other things) adjust the Make-Whole Adjustment, and (iii) amend and restate the existing Amended and Restated Investor and Registration Rights Agreement to provide for registration rights covering the shares of common stock underlying the new notes. The transactions contemplated by Amendment No. 2, including the issuance and sale of the June Notes, closed on June 11, 2024.

Amendment No. 3 to Amended and Restated Note Purchase Agreement

On August 25, 2024, we entered into commitment letters with Bluescape and Ascend, pursuant to which they agreed to purchase $3.0 million principal amount of new senior secured convertible notes, which were subsequently issued and sold on September 16, 2024 pursuant to an Amended and Restated Note Purchase Agreement. At the closing, we also entered into an Amended and Restated Investor and Registration Rights Agreement to provide for registration rights covering the shares of common stock underlying the new notes.

Amendment No. 4 to Amended and Restated Note Purchase Agreement

On January 14, 2025, we entered into a fourth amendment to the Amended and Restated Note Purchase Agreement and agreed, among other things, to (i) issue and sell new senior secured convertible notes in substantially the same form and under the same terms as the September 2024 Notes, in an aggregate principal amount of $5.0 million (the “January 2025 Notes” and, together with the August 2022 Notes, the June 2024 Notes and the September 2024 Notes, the “Convertible Notes”) to the Noteholders, and (ii) amend and restate the Amended and Restated Note Purchase Agreement. The Amended and Restated Note Purchase Agreement also extended the date to which we were required to comply with a financial covenant to maintain a cash balance of at least $7.5 million from December 31, 2024 to March 31, 2025.

Debt Exchange and Related Agreements

On January 14, 2025, we entered into a restructuring support agreement (the “2025 Restructuring Support Agreement”) with Bluescape, Ascend and Meridian in connection with certain restructuring and recapitalization transactions with respect to our capital structure (collectively the “Exchange Transaction”), including our Convertible Notes issued pursuant to the Amended and Restated Note Purchase Agreement.

Pursuant to the 2025 Restructuring Support Agreement, the parties agreed to effect an Out-of-Court Restructuring consisting of, among other things:

(i)
pursuant to an Exchange Agreement dated January 14, 2025 among Ascend, Bluescape and us (the “Exchange Agreement”), the issuance of an aggregate of 13,586,524 shares of our Common Stock to Ascend and Bluescape upon exchange of all of the outstanding Convertible Notes (the “Exchange”);
(ii)
pursuant to a Securities Subscription Agreement dated January 14, 2025 among Ascend, Meridian, Bluescape and us (the “January 2025 Subscription Agreement”), the issuance and sale by us of an aggregate of $5.0 million of Common Stock to Ascend, Meridian and Bluescape at a price per share equal to the lesser of (a) $6.716 per share and (b) the volume weighted average price for the Common Stock on the five consecutive trading days immediately following the date of the Exchange (the “Subscription Price”);
(iii)
pursuant to the January 2025 Subscription Agreement, the issuance by us to Ascend, Meridian and Bluescape of warrants with a one-year term (the “Restructuring Warrants”) to purchase an aggregate number of shares of Common Stock represented by up to $20.0 million divided by the Subscription Price, at a price per share equal to the Subscription Price; and

(iv)
pursuant to the Investor and Registration Rights Agreement, the right of each of Ascend and Bluescape to designate two directors to serve on our Board following the consummation of the Exchange Transaction for so long as such party beneficially owns 25% of our Common Stock and one director to serve on our Board for so long as such party beneficially owns 10% of our Common Stock.

On March 4, 2025, at a special meeting of stockholders, our stockholders voted in favor of the 2025 Out-of-Court Restructuring, and on March 5, 2025 the Exchange was completed and resulted in 13,586,524 shares of our Common Stock issued to Bluescape and Ascend, the termination of the Amended and Restated Note Purchase Agreement and the extinguishment of all indebtedness owed by us under the Amended and Restated Note Purchase Agreement.

On March 13, 2025, pursuant to the January 2025 Subscription Agreement, we issued and sold an aggregate of 1,408,173 shares of Common Stock to Bluescape, Ascend and Meridian at a Subscription Price of $3.5507 per share for aggregate net proceeds of $4.9 million. Also pursuant to the January 2025 Subscription Agreement, we issued Restructuring Warrants to purchase up to an aggregate of 5,632,692 shares of Common Stock to Bluescape and Ascend. The Restructuring Warrants are immediately exercisable and expire on March 13, 2026, and have an exercise price per share equal to the Subscription Price.

Participation in August 2025 Public Offering

In August 2025, we completed the public offering of 2,374,481 shares of our Common Stock at a price to the public of $3.50 per share. Each of Bluescape and Ascend purchased 100,000 shares in the offering on the same terms as other investors.

Indemnification Agreements

We have entered into agreements to indemnify our directors and executive officers. These agreements will, among other things, require us to indemnify these individuals for certain expenses (including attorneys’ fees), judgments, fines and settlement amounts reasonably incurred by such person in any action or proceeding, including any action by or in our right, on account of any services undertaken by such person on behalf of our Company or that person’s status as a member of our Board of Directors to the maximum extent allowed under Delaware law.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to beneficial ownership of the Company’s common stock as of October 14, 2025, by each person, or group of affiliated persons, known to the Company to own beneficially more than 5% of the Company’s outstanding common stock, each director, each named executive officer, and all the executive officers and directors of the Company as a group. Unless otherwise indicated in the footnotes to the table, the address of each such person is care of the Company, 9329 Mariposa Road, Suite 210, Hesperia, California 92344. Share numbers in the table below, including the footnotes thereto, have been updated to reflect the Company’s 1-for-23 reverse stock split the Company effected in February 2025.

Beneficial ownership is determined in accordance with Rule 13d-3 of the Exchange Act. Shares of common stock subject to options currently exercisable or exercisable within 60 days of October 14, 2025, are deemed outstanding for purposes of computing the percentage beneficially owned by such holder but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person. Except as otherwise indicated, the Company believes that the beneficial owners of the common stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable, and that there are no other affiliations among the stockholders listed in the table. The percentage for each beneficial owner is calculated based on (i) the aggregate number of shares reported to be owned by such group or individual and (ii) the aggregate number of shares of common stock outstanding as of October 14, 2025 (22,444,587 shares).

Name	Shares of Common Stock Owned (1)	Right to Acquire Beneficial Ownership in Number of Common Stock(2)	Total Common Stock Beneficially Owned	Percent of Outstanding Common Stock(1)(2)
Directors and Named Executive Officers:
Paul Weibel	15,088	—	15,088	*
Joshua Malm	1,425	—	1,425	*
Graham van’t Hoff	13,259	—	13,259	*
Curtis Hébert	3,671		3,671	*
Barry Dick	7,693	—	7,693	*
Bryn Jones	6,902	—	6,902	*
All directors and named executive officers as a group (six persons):	48,038	—	48,038	*

*	Represents beneficial ownership of less than 1% of the outstanding shares of our common stock.
(1)	Includes shares of common stock that may be represented by CDIs.
(2)	Includes common stock that may be acquired through the exercise of stock options that are currently exercisable or will be exercisable within 60 days of October 14, 2025.

Shares Owned by Certain Beneficial Holders

The amounts and percentages of common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

The following table sets forth the information for each person deemed to beneficially own 5% or more of our outstanding common stock, based on information regarding the beneficial ownership of common stock available to us as of October 14, 2025. The table also sets out the names of all persons and entities (of which the Company is aware) who are substantial holders in the Company within the meaning of section 671B of the Corporations Act and the number of Shares in which each substantial holder has an interest.

	Shares of Common Stock Beneficially Owned(1)
Name and Address of Beneficial Owner	Shares	Percentage
Ascend Global Investment Fund SPC for and on behalf of Strategic SP(2)
1 Kim Seng Promenade, #10-01	10,646,992	42.1%
East Tower, Great World City, Singapore 237994
BEP Special Situations IV LLC(3)
300 Crescent Court, Suite 1860	10,413,695	41.2%
Dallas, TX 75201

(1)

Includes shares of common stock represented by CDIs. Shares of common stock that Ascend Global Investment Fund SPC for and on behalf of Strategic SP (“Ascend”), BEP Special Situations IV LLC (“BEP SS IV”) and Meridian Investments Corporation (“Meridian”) may acquire through the exercise of warrants are not deemed outstanding for purposes of computing the percentage beneficially owned by any other entities.

(2)

Based on a Schedule 13D/A filed on August 27, 2025, and information known to the Company. Shares beneficially owned consists of (i) 4,031,972 shares of common stock, (ii) 3,798,674 shares of common stock beneficially owned by Meridian Investments Corporation (“Meridian”), (iii) 1,408,173 shares issuable under a warrant and (iv) 1,408,173 shares issuable under a warrant beneficially owned by Meridian. Ascend is the sole shareholder of Meridian, and as a result may be deemed to share beneficial ownership of the securities held of record by Meridian. Ascend Financial Holdings Limited (“Ascend Financial”) is the sole shareholder of Ascend Capital Advisors (S) Pte. Ltd., which is the sole partner of Ascend. As a result, each of the foregoing entities may be deemed to have beneficial ownership of the securities held by Ascend. By virtue of his control of Ascend Financial, Mr. Halim Susanto may also be deemed to share beneficial ownership of the securities beneficially owned by Ascend under Section 13(d) of the Exchange Act and the rules promulgated by the SEC thereunder. Mr. Susanto disclaims beneficial ownership of the securities beneficially owned by Ascend.

(3)

Based on a Schedule 13D/A filed on August 27, 2025, and information known to the Company. Shares beneficially owned consists of (i) 10,413,695 shares of common stock, and (ii) 2,816,346 shares issuable under a warrant beneficially owned by BEP SS IV. Bluescape Energy Partners IV GP LLC (“Bluescape GP”) is the general partner of Bluescape Energy Recapitalization and Restructuring Fund IV LP, which wholly owns BEP SS IV. As such, Bluescape GP may be deemed to have beneficial ownership of the securities directly held by BEP SS IV.

EXECUTIVE OFFICERS

The following information with respect to our executive officers is presented as of October 14, 2025:

Name	Age	Position	Principal Employment
Paul Weibel, CPA	41	Chief Executive Officer	Same
Joshua Malm, CPA	43	Chief Financial Officer, Treasurer and Corporate Secretary	Same

Paul Weibel was appointed Chief Executive Officer in June 2024, is an active Certified Public Accountant and previously served as Corporate Secretary from June 2023 to October 2024. Mr. Weibel was appointed as the Manager of 5E Boron Americas, LLC in July 2022 when Fort Cady (California) Corporation converted to a Delaware LLC. Previously, Mr. Weibel was appointed Chief Financial Officer and Treasurer of 5E Advanced Materials, Inc. in November 2021, Chief Financial Officer of Fort Cady (California) Corporation in May 2021 where he oversaw the accounting and financial reporting departments, and director of Fort Cady (California) Corporation in April 2022. Mr. Weibel served as Corporate Secretary of Fort Cady (California) Corporation from August 2021 to April 2022 and Treasurer from April 2022 to June 2022. Previously, Mr. Weibel was the Financial Controller of Genlith, Inc. from January 2017 to May 2021 and Finance Director of the Schooner Investment Group LLC from July 2014 to December 2017. Mr. Weibel holds a Bachelor of Science in Finance and Accounting from Lehigh University College of Business.

Joshua Malm was appointed Chief Financial Officer in October 2024. Previously, Mr. Malm served as Interim Chief Financial Officer, on a contract basis, from June 2024 to October 2024 and as our Interim Chief Accounting Officer, on an independent contract basis, from September 2023 to June 2024. Mr. Malm has served as the Managing Member of Malm Consulting LLC, a public accounting firm that advises companies in the energy, mining and chemical industries since July 2023. Prior to that, Mr. Malm served as the Senior Manager of Technical Accounting from March of 2019, was promoted to Director of Financial Reporting in February 2020, and promoted and served as Financial Controller from September of 2021 until February of 2023 at Chord Energy Corporation (Nasdaq: CHRD), where he joined the company through its acquisition of Whiting Petroleum Corporation (NYSE: WLL) in July of 2022. Prior to Chord Energy Corporation, Mr. Malm was with PricewaterhouseCoopers LLP in Denver, Colorado, where he held various positions in their oil and gas audit practice since 2008. He has over 17 years of accounting experience and is an active Certified Public Accountant. Mr. Malm holds a Bachelor of Science in Business Administration and a Master of Science in Accountancy from the University of Colorado at Boulder.

EXECUTIVE COMPENSATION

Introduction and Named Executive Officers

This section discusses the material components of the executive compensation program for our executive officers who are named in the “Summary Compensation Table” below. During fiscal year 2025, our named executive officers or “NEOs” were:

Name	Age	Position
Paul Weibel, CPA	41	President, Chief Executive Officer
Joshua Malm, CPA(1)	43	Chief Financial Officer, Treasurer and Corporate Secretary

(1)	On October 31, 2024, the Board appointed Mr. Malm as Chief Financial Officer. Effective January 21, 2025, Mr. Malm succeeded Mr. Weibel in the roles of Treasurer and Corporate Secretary.

Summary Compensation Table

The following table presents summary information regarding compensation earned with respect to the fiscal years ended June 30, 2024 and June 30, 2025, by our NEOs.

	Fiscal Year Ended June 30,	Salary ($)	Bonus(1) ($)	Stock Awards(2) ($)	Option Awards(3) ($)	All Other Compensation(4) ($)	Total ($)
Paul Weibel	2025	346,154	151,200	133,723	420,991	9,000	1,061,068
	2024	300,000	437,500	180,004	—	26,781	944,285
Joshua Malm	2025	446,303	11,200	—	263,118	—	720,621
	2024	344,015	—	—	—	—	344,015

(1)	The amounts reported in this column for fiscal year 2025 represent performance bonuses earned in fiscal 2025 and paid in the fourth calendar quarter of 2025.
(2)

The amounts reported in this column represent the aggregate grant-date fair value of stock awards granted in the relevant year calculated in accordance with Financial Accounting Standards Board (“FASB”) Topic 718, excluding forfeiture estimates. Stock Awards are comprised of Restricted Stock Units (“RSUs”) and Performance Stock Units (“PSUs”). The grant date value relating to time-vested RSUs granted to Mr. Weibel in fiscal 2025 is $13,363. The PSUs granted to Mr. Weibel in fiscal 2025 are subject to performance conditions and the amount in the table represents the grant date fair value based on the probable outcome of results, which is the target value, of $120,360, which amount also reflects the maximum value. The assumptions used in calculating the grant date fair value of the awards reported in this column are set forth in our financial statements in our Annual Report. The amounts reported in this column reflect the accounting cost for the stock awards and do not reflect the actual economic value that will be realized by the individual upon the vesting of the stock awards or the sale of the common stock underlying such awards. For additional details regarding stock awards, see “—Narrative to Summary Compensation Table-—Equity-Based Incentive Awards” and “—Outstanding Equity Awards at Fiscal Year End” below.

(3)

The amounts reported in this column represent the aggregate grant-date fair value of stock options granted in the relevant year calculated in accordance with FASB Topic 718, excluding forfeiture estimates. The assumptions used in calculating the grant date fair value of the awards reported in this column are set forth in our financial statements in our Annual Report. The amounts reported in this column reflect the accounting cost for the stock options and do not reflect the actual economic value that will be realized by the individual upon the vesting of the stock options, the exercise of the stock options or the sale of the common stock underlying such awards. For additional details regarding stock options, see “—Narrative to Summary Compensation Table-—Equity-Based Incentive Awards” and “—Outstanding Equity Awards at Fiscal Year End” below.

(4)	The amounts reported in this column for fiscal 2025 represent employer match contributions under the Company’s 401(k) plan.

Narrative to Summary Compensation Table

Annual Base Salary

The compensation of our NEOs is generally determined and approved by our Board. The fiscal year 2025 base salaries of each of our NEOs are described under the subsection titled “—Employment Agreements” below.

Annual Bonus

In addition to base salaries, our NEOs are eligible to receive annual performance-based cash bonuses, which are designed to provide appropriate incentives to our executives to achieve annual corporate goals and to reward our executives for individual achievement towards these goals. The annual performance-based bonus each NEO is eligible to receive is based on the extent to which we achieve the corporate goals that our Board establishes each fiscal year. At the end of the fiscal year, our Board reviews our performance against each corporate goal and determines the extent to which we achieved each of our corporate goals.

For fiscal year 2025, Messrs. Weibel and Malm were eligible to earn a target annual bonus equal to 60% and 40%, respectively, of the executive’s respective annual base salary.

The corporate goals the Board established for fiscal year 2025 related to operational progress, liquidity and organizational health and culture goals. Bonuses are typically determined and paid in the third calendar quarter of the year following our June 30 fiscal year end. For fiscal year 2025, the bonuses for our NEOs paid in the third quarter of 2025 are reflected in the Summary Compensation Table above.

Equity-Based Incentive Awards

Our equity-based incentive awards are designed to align our interests and those of our stockholders with those of our employees, including our executive officers. The Board or an authorized committee thereof is responsible for approving equity grants. We grant equity awards under our 2022 Equity Compensation Plan (the “Incentive Plan”).

In September 2024, Mr. Weibel was awarded 26,471 RSUs under our Incentive Plan. The RSUs will vest over a three-year period with one-third of the total number of RSUs granted vesting on each of the first three anniversaries of the grant date, subject to Mr. Weibel’s continued employment through the applicable vesting date. In addition, in September 2024, Mr. Weibel was awarded 10,358 PSUs (at target) under our Incentive Plan. The PSUs may be earned between 0% to 100% of the target number of PSUs granted upon the achievement of certain financial and operational targets, including (i) construction of a large-scale commercial facility commencing prior to September 1, 2026; (ii) an approved final investment decision in the large-scale commercial facility at a modeled internal rate of return of 20%; (iii) achievement of an enterprise value in excess of $200 million; and (iv) achievement of an enterprise value in excess of $300 million, over a three-year performance period, commencing September 2024, subject to Mr. Weibel’s continued employment through the applicable vesting date.

In May 2025, Messrs. Weibel and Malm were awarded stock options under our Incentive Plan to purchase 146,012 and 91,257 shares of our common stock, respectively. The options will vest in full on the third anniversary of the grant date, subject to continued service through such date. The options have a four-year term and an exercise price equal to $6.72. Upon a termination of employment by the Company without cause, due to death or disability or by the executive for good reason, a pro-rated portion of the number of shares subject to the stock option will vest based on the number of days served from the grant date through the date of termination; provided, that if such termination occurs on or within eighteen months after a change in control, the shares subject to the stock options shall vest in full.

For a description of any additional accelerated vesting applicable to our NEOs’ stock awards, see “Employment Agreements” below.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth the outstanding equity awards held by our NEOs as of June 30, 2025. The number of shares and exercise prices of the equity awards have been adjusted to reflect the 1-for-23 reverse stock split we effected in February 2025.

		Option Awards						Stock Awards
Named	Grant Date	Number of Common Stock Underlying Unexercised Options (#) Exercisable		Number of Common Stock Underling Unexercised Options (#) Un-exercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units That Have Not Vested (#)		Market Value of Shares of Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested(2)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights that Have Not Vested ($)(1)
Executive Officers:
Paul Weibel	November 29, 2021	8,695	(3)	—		378.35	October 1, 2025	—		—	—	—
	September 1, 2022	—		—		—	—	133	(4)	468	266	936
	September 15, 2023	—		—		—	—	1,060	(4)	3,731	1,590	5,597
	September 15, 2024	—		—		—	—	1,150	(4)	4,048	10,358	36,460
	May 21, 2025	—		146,012	(5)	6.72	May 21, 2029	—		—	—	—
Joshua Malm	May 21, 2025	—		91,257	(5)	6.72	May 21, 2029	—		—	—	—

(1)	The market value of each stock award is based on $3.52 per share, which was the closing price of our common stock on June 30, 2025.
(2)

Amounts represent PSUs that vest on the third anniversary of the grant date, subject to the attainment of certain performance objectives and subject to continued employment through the applicable vesting date. In accordance with the SEC rules, the number of PSUs shown represents the number of units that may be earned during the performance period based on target performance.

(3)	Amount represents stock options that vested in three equal annual installments commencing on Mr. Weibel’s employment start date.
(4)	The RSUs vest in three equal annual installments beginning on the first anniversary of the grant date, subject to continued employment through the applicable vesting date.
(5)

Amount represents stock options that vest on the third anniversary of the grant date, subject to continued service through the vesting date. The stock options are subject to accelerated vesting upon a qualifying termination of employment, including in connection with a change in control, as further described under “—Narrative to Summary Compensation Table—Equity-Based Incentive Awards above.

Employment Agreements

We have entered into employment agreements with certain of our executive officers, including our NEOs, which govern the terms of their employment with us.

Paul Weibel

Under the terms of Mr. Weibel's employment agreement, Mr. Weibel is entitled to an annual base salary and is eligible to earn an annual bonus of up to 80% of his then-in-effect base salary (on target performance would result in a bonus payment equal to 40% of Mr. Weibel’s then-in-effect base salary), subject to the achievement of performance objectives as determined by our Board.

Regardless of the manner in which Mr. Weibel’s employment terminates, he is entitled to receive certain accrued amounts previously earned during his employment, including unpaid salary, reimbursement of expenses owed, and accrued but unpaid paid time off and any continuation of benefits required by applicable law.

In addition, Mr. Weibel is entitled to certain severance benefits under his employment agreement, subject to his execution of a release of claims and compliance with post-termination obligations. Pursuant to Mr. Weibel’s employment agreement, upon a termination of his employment by the Company for reasons other than for “cause” (as defined in the employment agreement), Mr. Weibel is entitled to (i) an amount in cash equal to six months of annual base salary, payable in a lump sum, (ii) payment of the COBRA premiums for Mr. Weibel and his eligible dependents for a maximum period of up to 6 months from the date of his termination of employment, and (iii) accelerated vesting of all unvested Company equity awards, provided that any Company equity awards that vest based on the attainment of performance goals will remain outstanding and will be eligible to vest in accordance with the terms of the applicable award agreements.

Joshua Malm

On May 15, 2025, we entered into an employment agreement with our Chief Financial Officer and principal accounting officer, Joshua Malm. Pursuant to the employment agreement, Mr. Malm is entitled to cash compensation of $300,000 per year for his service as our Chief Financial Officer. Additionally, Mr. Malm is eligible to earn an annual bonus of up to 80% of his then-in-effect base salary (on target performance would result in a bonus payment equal to 40% of Mr. Malm’s then-in-effect base salary), subject to the achievement of performance objectives as determined by the Board.

Regardless of the manner in which Mr. Malm’s employment terminates, he is entitled to receive certain accrued amounts previously earned during his employment, including unpaid salary, reimbursement of expenses owed, and accrued but unpaid paid time off and any continuation of benefits required by applicable law.

In addition, Mr. Malm is entitled to certain severance benefits under his employment agreement, subject to his execution of a release of claims and compliance with post-termination obligations. Pursuant to Mr. Malm’s employment agreement, upon a termination of his employment by the Company for reasons other than for “cause” or by Mr. Malm for “good reason” (each term as defined in the employment agreement), Mr. Malm is entitled to (i) an amount in cash equal to six months of annual base salary, payable in a lump sum, (ii) a pro-rated bonus based on target performance for the portion of the year he was employed, (iii) payment of the COBRA premiums for Mr. Malm and his eligible dependents for a maximum period of up to 6 months from the date of his termination of employment, and (iv) accelerated vesting of all unvested Company equity awards, provided that any Company equity awards that vest based on the attainment of performance goals will remain outstanding and will be eligible to vest in accordance with the terms of the applicable award agreements, provided, further, that in the event such termination occurs during the period commencing on the date that is three (3) months prior to a change in control and ending on the date that is eighteen (18) months following a change in control, any PSUs outstanding where the termination date is within twelve (12) months of the end of their respective performance period(s), and there is a reasonable probability that the respective performance goal(s) for such PSUs would have been achieved at target (or above) absent the change in control, then such PSUs that would have vested within such twelve (12) month period following the change in control shall also vest.

Health and Welfare Benefits; Perquisites

All of our employee executives are eligible to participate in our employee benefit plans, including our medical, dental, vision, disability, and life insurance plans, in each case on the same basis as all of our other employees. We generally do not provide perquisites or personal benefits to our NEOs, except in limited circumstances. Our Board may elect to adopt qualified or non-qualified benefit plans in the future if it determines that doing so is in our best interests.

Retirement Plan

We sponsor a 401(k) plan covering substantially all of our employees, including our NEOs. Employees become eligible to participate in the plan upon completing three months of service and attainment of age 21. Eligible employees may elect to make either pretax or Roth contributions to the plan, subject to limitations set forth in the plan and the Code. We may make safe-harbor matching contributions equal to 100% of the first 4% of employees’ eligible earnings and an additional 50% on the next 2% of employees’ eligible earnings. We may also make discretionary profit-sharing contributions.

Clawback Policy

We have adopted a compensation recovery policy that is compliant with the Nasdaq Listing Rules, as required by the Dodd-Frank Act.

Equity Grant Practices

We do not grant equity awards in anticipation of the release of material, nonpublic information or time the release of material, nonpublic information based on equity award grant dates, vesting events, or sale events. During fiscal year 2025, we did not grant awards of stock options, stock appreciation rights, or similar option-like instruments to our NEOs during the four business days prior to or the one business day following the filing of our periodic reports or the filing or furnishing of a Form 8-K that discloses material nonpublic information. We have not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation for grants to NEOs in fiscal year 2025.

Compensation of Non-Employee Directors

We have entered into offer letters with Messrs. van’t Hoff, Salisbury, Dick, Hébert, Jennings, Jones and Lim that provide for compensation for each non-employee director’s service on our Board. Pursuant to the offer letters, each non-employee director serving as chair of the Board receives an additional annual retainer of $100,000. Additionally, the non-employee directors serving as the chairs of the audit, compensation and nominating and corporate governance committees receive additional annual retainers of $80,000, $70,000 and $70,000, respectively. Non-employee directors serving as members of the audit, compensation and nominating and corporate governance committees receive an additional annual retainer of $14,000. Additionally, non-employee directors are eligible to receive long-term incentive awards, including in the form of RSUs, with an equivalent cash value as the above cash retainers, subject to any shareholder approvals required. Payment of the cash retainers and long-term incentive awards are paid or awarded, as applicable, by the Company in arrears in four equal installments on or about the last business day of each fiscal year quarter.

The following table sets forth the compensation earned by our non-employee directors during the year ended June 30, 2025.

Name	Fees earned or paid in cash ($)	Stock awards(1) ($)	All Other Compensation(2) ($)	Total ($)
Graham van’t Hoff	136,250	103,518	38,337	278,105
David Jay Salisbury(3)	64,000	54,178	55,097	173,275
Barry Dick	84,780	62,468	341	147,589
Curtis Hébert(4)	26,250	20,673	—	46,923
H. Keith Jennings(5)	47,000	39,787	40,463	127,250
Bryn Jones	78,530	58,047	—	136,577
Sen Ming (Jimmy) Lim(6)	32,000	30,006	25,441	87,447

(1)

The amounts reported in this column represent the aggregate grant-date fair value of RSUs granted in the relevant fiscal year calculated in accordance with FASB Topic 718, excluding forfeiture estimates. The assumptions used in calculating the grant date fair value of the awards reported in this column are set forth in our financial statements in this Annual Report. The amounts reported in this column reflect the accounting cost for the stock awards and do not reflect the actual economic value that will be realized by the individual upon the vesting of the stock awards or the sale of the common stock underlying such awards. In fiscal year 2025, our non-employee directors received grants of RSUs on or about the last business day of each calendar quarter pursuant to the terms of their offer letters, and effective January 1, 2025, the terms of our non-employee director compensation policy. Each RSU award vested on July 1, 2025. As of June 30, 2025, Mr. van’t Hoff held 16,924 RSUs, Mr. Dick held 12,183 RSUs, Mr. Hébert held 5,828 RSUs and Mr. Jones held 10,957 RSUs.

(2)	The amount reported in this column represents cash remitted to each director in an amount equal to the expected tax liability for equity awards that vested during the year.
(3)	Mr. Salisbury resigned from the Board effective December 31, 2024.
(4)	Mr. Hébert was appointed to the Board effective March 5, 2025
(4)	Mr. Jennings resigned from the Board effective December 31, 2024.
(5)	Mr. Lim ceased serving on the Board effective January 21, 2025.

Non-Employee Director Compensation Policy

In December 2024, our Board approved a compensation program for our non-employee directors (the “Director Compensation Policy”), which has governed our non-employee director compensation since January 1, 2025. This policy is intended to fairly compensate our directors for the time and effort necessary to serve on the Board. The Director Compensation Policy will supersede the director offer letters described above.

The Director Compensation Policy provides for annual retainer fees and equity awards for our non-employee directors. Each non-employee director will receive an annual cash retainer of $50,000, with the non-employee director serving as chair of the board of directors or lead independent director receiving an additional annual cash retainer of $45,000. The non-employee directors serving as the chairs of the audit, compensation, and nominating and corporate governance committees will receive additional annual cash retainers of $25,000. Non-employee directors serving as members of the audit, compensation, and nominating and corporate governance committees will receive additional annual cash retainers of $15,000.

On the last day of each calendar quarter, each non-employee director will receive a grant of RSUs, with an equivalent cash value as the above cash retainers divided by four, subject to any shareholder approvals required, with the number of RSUs determined by dividing the cash value by the average closing price of the Company’s common stock during the applicable calendar quarter (inclusive of the first and last day of such calendar quarter). Such quarterly grants will vest on July 1st following the grant date, subject to continued service through such vesting date. Awards to our non-employee directors will also vest in full (i) immediately upon the effectiveness of a non-employee director’s voluntary resignation of service on the Board, (ii) in the event of a change in control or (iii) upon a non-employee director’s death or disability.

Compensation under our non-employee director compensation program will be subject to the annual limits on non-employee director compensation set forth in the Incentive Plan, as described below.

Securities authorized for issuance under equity compensation plans

The following table sets forth the equity awards outstanding under the Company’s 2022 Equity Compensation Plan (the “Incentive Plan”) and the employee share option plan of the Company’s predecessor, ABR (the “ABR Employee Share Option Plan”), and as of June 30, 2025:

	Number of Shares to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (#)		Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights(1) ($)	Number of Shares Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Shares Reflected in the First Column) (#)
Equity compensation plan approved by security holders
2022 Equity Compensation Plan	714,752	(2)	$12.57	197,663
Equity compensation plans not approved by security holders
ABR Employee Share Option Plan	10,144	(3)	$378.32	—
Total	724,896		$18.31	197,663

(1)

Represents the weighted-average exercise price of the applicable outstanding options. Restricted share units (“RSUs”), performance share units (“PSUs”) outstanding under the Incentive Plan vest and convert to shares of common stock without the payment of consideration. Therefore, the weighted-average exercise price excludes RSUs, PSUs outstanding under the Incentive Plan.

(2)	Represents 636,343 shares underlying outstanding options, 9,716 shares of unvested RSUs, and 22,801 shares of unvested PSUs (at “target” performance).
(3)	Represents 10,144 shares underlying outstanding options as of June 30, 2025. No further shares of common stock may be issued pursuant to the ABR Employee Share Option Plan.

PROPOSAL TWO

RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2025

Our Board and the Audit Committee are asking our stockholders to ratify the appointment by the Audit Committee of PricewaterhouseCoopers LLP (“PwC”), as the independent public accounting firm to conduct the audit of our financial statements for the fiscal year ending June 30, 2026. Stockholder ratification of such appointment is not required by our Bylaws or any other applicable legal requirement. However, our Board is submitting the appointment of PwC to our stockholders for ratification as a matter of good corporate governance.

In the event our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether to continue to retain PwC for the fiscal year ending June 30, 2026. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change should be made. Representatives of PwC are expected to be present at the Annual Meeting and will have an opportunity to make statements if they desire and will be available to respond to appropriate questions.

On October 12, 2025, the Audit Committee approved the engagement of PwC as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ended June 30, 2026.

Principal Accountant Fees and Services

Fees billed by PwC for the fiscal years ended June 30, 2025 and 2024, respectively, are as follows:

	Fiscal Year Ended June 30,
	2025	2024
Audit fees	$770,313	$801,096
Audit-related fees	—	—
Tax fees	—	35,832
All other fees	2,132	2,323
Total fees	$772,445	$839,251

Audit fees for the year ended June 30, 2025 include $770,313 paid to PwC for the audit of the Company’s year-end financial statements included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2025, consents, and other items related to SEC matters. Other fees for the year ended June 30, 2025 include $2,132 paid to PwC for accounting research and disclosure software.

Audit fees for the year ended June 30, 2024 include $801,096 paid to PwC for the audit of the Company’s year-end financial statements included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2024, consents, and other items related to SEC matters. Tax fees for the year ended June 30, 2024 include $35,832 paid to PwC relating to tax compliance services for domestic and foreign tax returns. Other fees for the year ended June 30, 2023 include $2,323 paid to PwC for accounting research and disclosure software.

Determination of Independence

In considering the nature of the services provided by our independent registered public accounting firm, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with our independent registered public accounting firm and our management to determine that they are permitted under the rules and regulations concerning auditor independence.

Additional information concerning the Audit Committee and its activities can be found in the following sections of this Proxy Statement: “Corporate Governance—Audit Committee” and “Report of the Audit Committee.”

Pre-Approval Policy

According to policies adopted by the Audit Committee and ratified by our Board, to ensure compliance with the SEC’s rules regarding auditor independence, all audit and non-audit services to be provided by our independent registered public accounting firm must be pre-approved by the Audit Committee. The Audit Committee has established a general pre-approval policy for certain audit and non-audit services, up to a specified amount for each identified service that may be provided by the independent auditors.

The Audit Committee approved one hundred percent (100%) of all services provided by PwC during the years ended June 30, 2025 and June 30, 2024, respectively. The Audit Committee has considered the nature and amount of the fees billed by PwC and believes that the provision of the services for activities unrelated to the audit is compatible with maintaining PwC’s independence.

Recommendation of Our Board of Directors and Audit Committee

OUR BOARD OF DIRECTORS AND OUR AUDIT COMMITTEE UNANIMOUSLY RECOMMEND THAT OUR STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF PricewaterhouseCoopers LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2026.

REPORT OF THE AUDIT COMMITTEE

Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, accounting and financial-reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, and applicable laws and regulations. The Audit Committee is responsible for appointing, compensating, overseeing, and, where appropriate, discharging and replacing the Company’s independent registered public accounting firm (the “independent accounting firm”). In addition, the Audit Committee is involved in the selection of the lead audit engagement partner whenever a rotational change is required by applicable law or listing standards or for any other reason. The independent accounting firm is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with generally accepted accounting principles. In addition, once applicable, the independent accounting firm will express its own opinion on the effectiveness of the Company’s internal controls over financial reporting.

The function of the Audit Committee is not intended to duplicate or attest as to the activities of management and the independent accounting firm, nor can the Audit Committee certify that the independent accounting firm is “independent” under applicable rules. The Audit Committee serves a board-level oversight role, in which it provides advice, counsel, and direction to management and the independent accounting firm on the basis of the information it receives, discussions with management and the independent accounting firm, and the experience of the Audit Committee’s members in business, financial, and accounting matters.

In this context, the Audit Committee met and held numerous discussions with management and the independent accounting firm during fiscal year 2025. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with GAAP, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accounting firm. The Audit Committee discussed with the independent accounting firm matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board. The independent accounting firm also provided to the Audit Committee the written disclosures and the letter required by Rule 3526 of the Public Company Accounting Oversight Board, Communications with Audit Committees Concerning Independence, and the Audit Committee discussed with the independent accounting firm the firm’s independence.

Based upon the Audit Committee’s discussion with management and the independent accounting firm and the Audit Committee’s review of the representations of management and the report of the independent accounting firm on the Consolidated Financial Statements, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2025, filed with the SEC on September 29, 2025.

Audit Committee of the Board of Directors
Barry Dick Bryn Jones Graham van’t Hoff

PROPOSAL THREE (1) to (4)

TO APPROVE, FOR PURPOSES OF ASX LISTING RULE 10.14 AND FOR ALL OTHER PURPOSES,

PARTICIPATION BY EACH OF (1) GRAHAM VAN’T HOFF; (2) CURTIS HÉBERT; (3) BARRY DICK; AND

(4) BRYN JONES IN THE COMPANY’S Amended and Restated 2022 Equity Compensation Plan

Introduction

The purpose of the Company’s Amended and Restated 2022 Equity Compensation Plan (the “Incentive Plan”) is to promote the financial interests of the Company by providing a means through which current and prospective directors, officers, key employees and consultants of the Company can be retained and motivated through acquiring an equity interest in the Company or be paid incentive compensation in the form of the Company’s common stock.

This Proposal seeks approval of the Incentive Plan for the purposes of ASX Listing Rule 10.14 and for all other purposes to allow each of (1) Graham van’t Hoff; (2) Curtis Hébert; (3) Barry Dick; and (4) Bryn Jones to participate in, and be granted awards under, the Incentive Plan (including as amended pursuant to Proposal Four).

Restriction on ability to issue securities without approval

ASX Listing Rule 10.14 requires a listed entity to obtain the approval of its shareholders before issuing equity securities (including Director Share Units, Restricted Share Units and Performance Share Units) to a director under an employee incentive scheme. Approval can be obtained, for the purposes of ASX Listing Rule 10.14, for the issue of equity securities to directors under an employee incentive scheme for a period of up to 3 years.

An issue of equity securities that is made with the approval of shareholders under ASX Listing Rule 10.14 does not count towards an entity’s placement capacity under ASX Listing Rule 7.1 and is an exception to ASX Listing Rule 10.11 (noting that the Company has sought and received a waiver from ASX Listing Rule 7.1 subject to certain conditions as announced on May, 1 2024).

An approval under ASX Listing Rule 10.14 ceases to be valid if there is a material change to the terms of the Incentive Plan from those disclosed at the time the approval was obtained. Approval was obtained for the purposes of ASX Listing Rule 10.14 for each of (1) Graham van’t Hoff; (2) Curtis Hébert, (3) Barry Dick; and (4) Bryn Jones to participate in the Incentive Plan at the Company’s Special Meeting held in March 2025.

Proposal Four seeks approval to amend the Incentive Plan to increase the aggregate number of shares that may be issued under the Incentive Plan by 500,000 shares. As this is considered a material change to the terms of the Incentive Plan, if Proposal Four is approved, the approvals previously obtained under ASX Listing Rule 10.14 will cease to apply.

The purpose of this Proposal is to seek approval, for the purpose of ASX Listing Rule 10.14 and for all other purposes, to allow each of (1) Graham van’t Hoff; (2) Curtis Hébert; (3) Barry Dick; and (4) Bryn Jones, as directors, to participate in, and be granted awards under, the Incentive Plan (including as amended pursuant to Proposal Four).

If this Proposal is approved, the Company may continue to grant awards under the Incentive Plan to each of the directors as part of their remuneration for services provided.

If this Proposal is not approved, the Company will be restricted in its ability to issue awards to each of the directors without seeking further shareholder approval and may (if such approval is not obtained) instead be required to compensate the directors by way of cash or other form of remuneration.

The approval for each director to participate in the Incentive Plan will be voted on separately.

Additional information required by ASX Listing Rule 10.15

Pursuant to and in accordance with ASX Listing Rule 10.15, the following information is provided in relation to this Proposal:

a)
The Company is seeking approval for each of (1) Graham van’t Hoff; (2) Curtis Hébert; (3) Barry Dick; and (4) Bryn Jones as current directors to participate in the Incentive Plan.

Each of (1) Graham van’t Hoff; (2) Curtis Hébert; (3) Barry Dick; and (4) Bryn Jones falls within ASX Listing Rule 10.14.1 because each is a current director of the Company.

Any additional persons covered by ASX Listing Rule 10.14 who become entitled to participate in the Incentive Plan after this Proposal is approved and who are not named herein will not participate until approval is obtained under that rule.

b)
The maximum number of awards that can be allocated to the directors under the Incentive Plan in the next three (3) years cannot be calculated, because it is subject to the Company’s share price (as noted in e) below). However, the maximum potential value of awards that could be allocated annually under the Incentive Plan to the non-executive directors, based on their anticipated annual remuneration for 2026, is US$410,000. The total aggregate number of shares of common stock which may be issued or transferred pursuant to awards granted under the Incentive Plan may not exceed 653,004 (excluding awards previously granted), assuming Proposal Four is approved. If Proposal Four is not approved, the total aggregate number of shares of common stock which may be issued or transferred pursuant to awards granted under the Incentive Plan may not exceed 153,004 (excluding awards previously granted).

For non-executive directors, the value of awards granted is equal to 50% of their total annual remuneration. Awards are granted at the end of each quarter, for non-executive director services provided during that quarter. For executive directors, the value of awards granted is determined by the Board on recommendation of the Compensation Committee.

c)
The total annual remuneration payable to each director for whom approval to participate in the Incentive Plan is sought is as follows:

Director	Compensation
Graham van’t Hoff	US$250,000
Curtis Hébert	US$180,000
Barry Dick	US$210,000
Bryn Jones	US$180,000
d)
The Company previously granted the following awards under the Incentive Plan through October 14, 2025 to the directors for whom approval to participate in the Incentive Plan is sought. No consideration was paid for these awards.

Director	RSUs (#)
Graham van’t Hoff	28,950
Curtis Hébert	11,729
Barry Dick	19,098
Bryn Jones	16,858
e)
A summary of the material terms of the awards is set out in Proposal Four. Further details of the awards are set out in the Incentive Plan, a copy of which is included as Appendix B.

Awards are considered a cost-effective and efficient means of payment in consideration of services rendered by the directors. The value of awards is generally determined by reference to the average closing price of common stock for the quarter preceding the date of grant. The actual value (if any) that directors will receive from the grant of awards cannot be determined until the end of the relevant vesting conditions and will depend on the extent to which the vesting conditions are achieved.

f)
Awards will be allocated no later than 3 years after the date of the Annual Meeting.
g)
No cash consideration is payable for the grant of awards under the Incentive Plan.
h)
A summary of the material terms of the Incentive Plan is set out in Proposal Four, and a copy of the Incentive Plan is included as Appendix B.
i)
No loan will be provided by the Company to a Director in relation to the grant of awards under the Incentive Plan.
j)
Details of any awards granted pursuant to the Incentive Plan in any financial year will be set out in the Company’s annual report for that year, along with a statement that approval for the issue was obtained under ASX Listing Rule 10.14.

k)
A voting exclusion statement applies to Proposal Three, as set out on page 13 of this Proxy Statement.

Recommendation of Our Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL, FOR PURPOSES OF ASX LISTING RULE 10.14 AND FOR ALL OTHER PURPOSES, OF THE PARTICIPATION BY EACH OF (1) GRAHAM VAN’T HOFF; (2) CURTIS HÉBERT; (3) BARRY DICK; AND (4) BRYN JONES IN THE COMPANY’S AMENDED AND RESTATED 2022 EQUITY COMPENSATION PLAN.

PROPOSAL FOUR

TO APPROVE AN AMENDMENT TO THE AMENDED AND RESTATED 5E ADVANCED MATERIALS, INC. 2022 EQUITY COMPENSATION PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE

Introduction

On October 14, 2025, our Board adopted the First Amendment (“Plan Amendment”) to the Amended and Restated 5E Advanced Materials, Inc. 2022 Equity Compensation Plan (the “Incentive Plan”), as most recently amended and restated effective January 24, 2025, which increases the aggregate number of shares reserved for issuance under the Incentive Plan by 500,000 shares.

We refer to the Incentive Plan, as amended by the Plan Amendment, as the “Amended Plan”. The Plan Amendment is subject to stockholder approval. If approved by our stockholders, the Plan Amendment will become effective as of the date the Board adopted the Plan Amendment (the “Amendment Effective Date”). The Board recommends that you vote “FOR” the approval of the Plan Amendment.

Why Stockholders Should Vote to Approve the Plan Amendment

We do not have any other stock incentive plans pursuant to which equity awards can be granted; however, we previously granted equity awards under the employee share option plan of the Company’s predecessor, ABR (the “ABR Employee Share Option Plan”), all of which expired as of October 1, 2025. We are asking our stockholders to approve the Plan Amendment because we believe the availability of an adequate reserve of shares under the Incentive Plan is an integral part of our compensation program, as well as our continued growth and success. If the Plan Amendment is not approved, we believe the foregoing goals will be adversely affected.

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Equity Incentive Awards Are an Important Part of Our Compensation Philosophy. We believe our future success depends on our ability to attract, motivate, and retain high quality talent, and that the ability to continue to provide equity-based incentives is critical to achieving this success as we compete for talent in an industry in which equity compensation is market practice and is expected by many existing personnel and prospective candidates. The Incentive Plan was structured to provide the Company with the necessary flexibility to design long-term incentive programs for our employees that align with our compensation philosophy, and more effectively support the strategic priorities of our organization. By maintaining a long-term incentive plan such as the Incentive Plan, our Compensation Committee will be able to design and implement compensation programs that retain our key employees, compensate those employees based on the performance of the Company and other individual performance factors, align the goals and objectives of our employees with the interests of our stockholders and promote a focus on long-term value creation.
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We Manage Our Equity Incentive Award Use Carefully. We manage our long-term stockholder dilution and share usage by limiting the number of equity awards granted annually. Our Compensation Committee carefully monitors our equity share usage to ensure that we maximize stockholder value.

Information on Equity Compensation Plans as of October 14, 2025

The information included in this Proxy Statement and our 2025 Annual Report on Form 10-K is updated by the following information regarding all existing equity compensation plans as of October 14, 2025:

Incentive Plan
Total Number of Shares Subject to Full-Value Awards Outstanding(1)	90,834
Total Number of Shares Subject to Stock Options Outstanding	636,343
Weighted Average Remaining Term of Outstanding Options (in years)	3.6
Weighted Average Exercise Price of Outstanding Options(2)	$12.57
Total Number of Shares Available for Grant Under the Incentive Plan(3)	153,004
Total Number of Shares of Common Stock Outstanding	22,444,587

(1)

Includes restricted share units (“RSUs”) and performance share units (“PSUs”). The number of shares subject to full-value awards outstanding reflects PSU awards outstanding based on the achievement of “target” performance goals.

(2)

Represents the weighted-average exercise price of the applicable outstanding options. RSUs and PSUs outstanding under the Incentive Plan vest and convert to shares of Common Stock without the payment of consideration. Therefore, the weighted-average exercise price excludes RSUs and PSUs outstanding under the Incentive Plan.

(3)	The number of shares remaining available for future grant under the Incentive Plan reflects the number of PSU awards outstanding based on the achievement of “target” performance goals.

Background of Determination of Shares Under the Plan Amendment

As mentioned above, in its determination to approve the Plan Amendment, the Board was primarily motivated by a desire to ensure the Company has an available pool of shares from which to grant long-term equity-based incentive awards, which the Board believes is an incentive and retention mechanism for our employees, consultants and non-employee directors. The Board considered key factors in making its determination including our historical grant rates, the shares remaining available for issuance under the Incentive Plan, and the potential dilution associated with the Incentive Plan.

This review included a consideration of the following key metrics, factors and philosophies:

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In fiscal year 2025, we granted equity awards covering 691,602 shares of our Common Stock. On average, over the fiscal 2023-2025 period, we granted 266,172 shares annually. The amounts include PSUs based on the achievement of “target” performance goals.
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Our three-year average annual share pool usage over the most recently completed three-fiscal year period (or “burn rate”) was approximately 4.6%, as shown in the following table.

Burn Rate Information	FY 2023	FY 2024	FY 2025	Three-Year Average (FY 2023 – FY 2025)
Stock Options Granted	34,781	24,999	606,996	222,259
RSUs Granted	13,994	19,976	64,817	32,929
PSUs Granted (at “target”)	7,880	5,284	19,789	10,984
PSUs Earned/Vested	—	—	—	—
Total Awards Granted(1)	56,655	50,259	691,602	266,172
Weighted Average Common Shares Outstanding (Basic)	1,906,180	2,283,602	7,996,337	4,062,040
Gross Burn Rate(2)	3.0%	2.2%	8.6%	4.6%

(1)

Includes (A) stock options and RSUs granted and (B) PSUs vested or earned in the applicable year based on actual achievement of performance goals. The number of stock options that were forfeited or expired during FY 2023, FY 2024, and FY 2025 was 28,329, 33,068, and 134,476 respectively. The number of RSUs and PSUs that were forfeited during FY 2023, FY 2024, and FY 2025 was 7,021, 13,180, and 1,574 respectively.

(2)

Gross burn rate is calculated as (A) the total number of stock-settled equity awards granted during the applicable year (with performance awards counted at “target” levels), divided (B) by the weighted average common shares outstanding for the applicable year.

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An additional metric that we use to measure the cumulative dilutive impact of our equity-based awards program is fully diluted overhang, which is the sum of (1) the number of shares subject to equity awards outstanding (assuming performance at the “target” performance level), but not exercised or settled and (2) the number of shares available to be granted under our equity compensation plans, divided by the sum of (A) the total common shares outstanding, (B) the number of shares subject to equity awards outstanding but not exercised or settled, and (C) the number of shares available to be granted under our equity compensation plans. Our approximate fully-diluted overhang as of October 14, 2025, was 3.8%. If the Plan Amendment had been approved as of such date, our approximate potential overhang, on a fully-diluted basis, would increase by 2.0% to 5.8% and then would decline over time.

If approved by our stockholders, the Plan Amendment would increase the aggregate number of shares available for grant by 500,000 shares of Common Stock.

If we exhaust the share reserve under the Incentive Plan without approval of the Plan Amendment, we would lose an important element of our compensation program that is essential to attract, motivate and retain highly qualified talent, and that aligns the interests of our employees with our stockholders.

In light of the factors described above, the Board believes that the size of the share reserve proposed by the Plan Amendment is reasonable and appropriate at this time.

To the extent we grant any awards between October 14, 2025 and the date of this Annual Meeting, the available share reserve under the Amended Plan will be reduced from 653,004 shares (i.e., the remaining available reserve as of October 14, 2025 (153,004 shares, assuming the achievement of outstanding PSUs at “target” performance goals) plus 500,000 shares) by the number of shares that we grant during such period.

The Amended Plan Combines Compensation and Governance Best Practices

The Amended Plan includes provisions that are designed to protect our stockholders’ interests and to reflect corporate governance best practices including:

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Stockholder approval is required for additional shares. The Amended Plan does not contain an annual “evergreen” provision. The Amended Plan authorizes a fixed number of shares, so that stockholder approval is required to increase the maximum number of shares of our Common Stock which may be issued under the Amended Plan.
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No discount stock options. All stock options will have an exercise price equal to or greater than the fair market value of our Common Stock on the date the stock option is granted.
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Repricing and cash buyouts are not allowed. The Amended Plan prohibits the repricing or other exchange of underwater stock options for new awards or cash without prior stockholder approval.
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Clawback. The Amended Plan provides that all awards will be subject to the Company’s clawback policy (to the extent the policy applies).

Stockholder Approval

As mentioned above, if this Plan Amendment is approved, then as of the Amendment Effective Date, an aggregate of (i) 500,000 shares and (ii) any shares which are subject to awards outstanding under the Incentive Plan which become available for issuance under the Amended Plan following the effective date of the existing Incentive Plan will be reserved for issuance pursuant to the Amended Plan. Approval of the Plan Amendment will constitute approval pursuant to the Nasdaq Stock Market stockholder approval requirements applicable to equity compensation plans.

If our stockholders do not approve the Plan Amendment pursuant to this Proposal Four, the additional shares proposed by the Plan Amendment will not become available for issuance and the existing Incentive Plan (not as amended by the Plan Amendment) will continue in full force and effect, without giving effect to the Plan Amendment, and we may continue to grant equity-based awards under the Incentive Plan subject to shares remaining available for grant under the Incentive Plan.

Material Terms of the Amended Plan

Summary of the Amended Plan

This section summarizes certain principal features of the Amended Plan. The summary is qualified in its entirety by reference to the complete text of the Plan Amendment, which is attached hereto as Appendix A, and the Incentive Plan, which is attached hereto as Appendix B.

Eligibility; Administration

Employees and non-employee directors of our Company or any of its affiliates and consultants, advisers or other persons or entities that can be granted an award that is eligible to be registered on a Form S-8 Registration Statement will be eligible to receive awards under the Amended Plan. Approximately 37 employees, 4 non-employee directors, and 2 consultants are eligible to receive awards under the Amended Plan. The Amended Plan will be administered by the Board or, to the extent it has delegated its authority under the Amended Plan, the Compensation Committee of the Board (or such other committee of the Board) (the “Plan Administrator”). The Compensation Committee is comprised of “nonemployee directors” for purposes of Rule 16b-3 under the Exchange Act. The Plan Administrator has the power in its discretion to grant awards under the Amended Plan, to designate the eligible participants, to determine the terms and conditions of such awards, to construe and interpret the provisions of the Amended Plan, and to make any other determination and take any other action as it deems necessary or desirable for the administration of the Amended Plan and to protect our interests, among other authority provided under the Amended Plan.

Limitation on Awards and Shares Available

As of October 14, 2025, there were 153,004 shares remaining available for grant under the existing Incentive Plan (assuming achievement of outstanding PSUs at “target” performance goals). As described above, if this Proposal Four is approved, then, as of the Amendment Effective Date, the aggregate number of shares reserved for issuance under the Amended Plan will equal 1,434,771 shares of our Common Stock, all of which may be granted as Incentive Stock Options (“ISOs”) pursuant to Section 422 of the Code. The shares issued under the Amended Plan may be authorized but unissued shares, shares held in treasury or shares purchased in the open market or by private purchase.

As noted above, while we may continue to grant further awards under the existing Incentive Plan prior to the Annual Meeting date, to the extent we do so, the available share reserve under the Amended Plan will be reduced by the number of shares that we grant under the Incentive Plan, if any, between October 14, 2025 and the Annual Meeting date.

To the extent that an award is canceled, forfeited, or terminated without issuance of the full number of shares to which the award related, any shares subject to the award will be available for future grant under the Amended Plan. Additionally, shares withheld in payment of the exercise price or tax-related items with respect to awards will be returned to the Amended Plan for future grants of awards. To the extent an award is paid out in cash rather than shares, such cash payment shall not reduce the number of shares available for issuance under the Amended Plan.

Awards granted under the Amended Plan upon the assumption of, or in substitution for, awards authorized or outstanding under a qualifying equity plan maintained by an entity with which the Company enters into a merger or similar corporate transaction will not reduce the shares authorized for grant under the Amended Plan.

The number of shares that may be issued to any individual under the Amended Plan (when combined with all of our other securities-based arrangements, as applicable) may not exceed 3% of our outstanding number of issued shares from time to time. In addition, under the Amended Plan, the maximum aggregate value of cash compensation and equity-based awards which may be granted to a non-employee director in any fiscal year is $750,000 (calculating the value of any such awards based on the grant-date fair value of such awards for financial-reporting purposes).

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Awards. The Amended Plan provides for the grant of stock options, including ISOs within the meaning of Section 422 of the Code, and nonqualified stock options (“NSOs”), RSUs, PSUs, performance cash units (“PCUs”), and other equity-based awards. Certain awards under the Amended Plan may constitute or provide for a deferral of compensation, subject to Section 409A of the Code, which may impose additional requirements on the terms and conditions of such awards. All awards will be set forth in award agreements, which will detail all terms and conditions of the awards, including any applicable vesting and payment terms. Awards other than cash awards will generally be settled in shares of our Common Stock, but the Plan Administrator may provide for cash settlement of any award. A brief description of each award type follows.

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Stock Options. The Amended Plan provides for the grant of stock options, including ISOs and NSOs. Stock options provide for the purchase of shares of our Common Stock in the future at an exercise price set on the grant date. ISOs, by contrast to NSOs, may provide tax deferral beyond exercise and favorable capital gains tax treatment to their holders if certain holding period and other requirements of the Code are satisfied. The exercise price of a stock option may not be less than 100% of the fair market value of the underlying share on the date of grant (or 110% in the case of ISOs granted to certain significant stockholders), except with stockholder approval or in connection with a change in our capitalization. The term of a stock option may not be longer than ten years (or five years in the case of ISOs granted to certain significant stockholders). Vesting conditions determined by the Plan Administrator may apply to stock options, may include continued service, performance and/or other conditions. ISOs generally may be granted only to our employees and employees of our parent or subsidiary corporations, if any.
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RSUs and PSUs. RSUs are contractual promises to deliver shares of our Common Stock in the future, which may also remain forfeitable unless and until specified conditions are met. Delivery of the shares underlying these awards may be deferred under the terms of the award or at the election of the participant, if the Plan Administrator permits such a deferral. PSUs are contractual promises to deliver a number of shares of our Common Stock in the future based on the attainment of specified performance goals, in addition to other conditions that may apply to these awards. Conditions applicable to RSUs and PSUs may be based on continuing service with us or our affiliates, the attainment of performance goals and/or such other conditions as the plan administrator may determine. RSUs and PSUs may be settled in cash, shares, or a combination of cash and shares. PCUs. PCUs are contractual promises to deliver a specified cash value, as determined by the Plan Administrator, in the future, based on the attainment of specified performance goals, in addition to other conditions that may apply to these awards. Delivery of the consideration underlying the PCUs may be deferred under the terms of the award or at the election of the participant, if the Plan Administrator permits such a deferral. Conditions applicable to PCUs may be based on continuing service with us or our affiliates and/or such other conditions as the Plan Administrator may determine. PCUs may be settled in cash, shares, or a combination of cash and shares.
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Other Equity-Based Awards. Other equity-based awards under the Amended Plan may be denominated in shares of Common stock or based upon the value or otherwise related to shares of Common stock, alone or in tandem with other awards, in such amounts and, dependent on such other conditions as the Plan Administrator shall from time to time in its sole discretion determine.
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Restriction on Repricing. Absent stockholder approval, neither the Compensation Committee nor our Board has the authority, with or without the consent of the affected holders of stock options, to “reprice” any stock option after the date of its initial grant with a lower exercise price in substitution for the original exercise price, except in connection with a change in our capitalization.
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Separation from Service. In the event that a participant’s service ceases during the vesting period, any unvested options, RSUs, PSUs, and PCUs held by the participant shall expire and be forfeited immediately; provided, however, that the Plan Administrator shall have the absolute discretion to accelerate the vesting of such awards. In respect of options, except as otherwise provided in an award agreement, vested options must be exercised in accordance with the terms of the Amended Plan by the earlier of the first anniversary date of the termination of service and the expiry date of the option. In respect of PSUs and PCUs, should the Plan Administrator choose to accelerate vesting of PSUs or PCUs, performance-vesting conditions will be waived.
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Certain Transactions. In the event of any equity restructuring that causes the per share value of shares of Common Stock to change, such as a stock dividend, stock split, spinoff, rights offering or recapitalization through an extraordinary cash dividend, the number, class and type of securities available under the Amended Plan shall be adjusted and all outstanding awards shall be adjusted by the Plan Administrator in accordance with Section 409A of the Code. In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of the Company, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Plan Administrator to prevent dilution or enlargement of rights of participants. The effect, if any, of certain transactions described in the Amended Plan constituting a change in control of the Company on any awards outstanding at the time immediately prior to such change in control will be specifically set forth in the corresponding award agreement, or if no such treatment is specified, then such outstanding awards shall be subject to any agreement of purchase, merger, or reorganization that effects such change in control, which agreement shall provide for treatment of such awards.

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Claw-Back Provisions; Foreign Participants; Transferability; Participant Payments. All awards will be subject to the provisions of the Company’s compensation recovery policy, as such policy may be amended from time to time, that requires the recovery of certain erroneously paid incentive compensation received by our Section 16 officers on or after October 2, 2023. The Plan Administrator may modify award terms, establish subplans and/or adjust other terms and conditions of awards, subject to the share limits described above, in order to facilitate grants of awards subject to the laws and/or stock exchange rules of countries outside of the United States. No award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a participant, except by will or by the laws of descent and distribution. With regard to tax withholding, the Plan Administrator may require a recipient to remit and will have the right to deduct or withhold an amount sufficient to satisfy applicable withholding tax requirements with respect to any award granted under the Amended Plan.
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Plan Amendment and Termination. Our Board may amend or terminate the Amended Plan at any time; however, the Company will obtain stockholder approval of any amendment to the extent necessary to comply with applicable law and for any amendment (i) to the aggregate number of shares of Common Stock issuable under the Amended Plan, (ii) to the limitations on shares that may be reserved for issuance, or issued, to insiders, (iii) that would reduce the exercise price of an outstanding option other than pursuant to a declaration of stock dividends of shares or consolidations, sub-divisions or reclassification of shares, or otherwise, and (iv) that would extend the expiry date of any option granted under the Amended Plan. The Amended Plan will remain in effect until terminated by the Board. No awards may be granted under the Amended Plan after its termination and no ISOs may be granted after January 24, 2035.

Material U.S. Federal Income Tax Consequences

The following is a general summary under current law of the principal United States federal income tax consequences related to awards under the Amended Plan. This summary deals with the general federal income tax principles that apply and is provided only for general information. Some kinds of taxes, such as state, local and foreign income taxes and federal employment taxes, are not discussed. This summary is not intended as tax advice to participants, who should consult their own tax advisors.

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Non-Qualified Stock Options. If a participant is granted nonqualified stock option under the Amended Plan, the participant should not have taxable income on the grant of the option. Generally, the participant should recognize ordinary income at the time of exercise in an amount equal to the fair market value of the shares acquired on the date of exercise, less the exercise price paid for the shares. The participant’s basis in the Common Stock for purposes of determining gain or loss on a subsequent sale or disposition of such shares generally will be the fair market value of our Common Stock on the date the participant exercises such option. Any subsequent gain or loss will be taxable as a long-term or short-term capital gain or loss. We or our subsidiaries or affiliates generally should be entitled to a federal income tax deduction at the time and for the same amount as the participant recognizes ordinary income.
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Incentive Stock Options. A participant receiving ISOs should not recognize taxable income upon grant. Additionally, if applicable holding period requirements are met, the participant should not recognize taxable income at the time of exercise. However, the excess of the fair market value of the shares of our Common Stock received over the option exercise price is an item of tax preference income potentially subject to the alternative minimum tax. If stock acquired upon exercise of an ISO is held for a minimum of two years from the date of grant and one year from the date of exercise and otherwise satisfies the ISO requirements, the gain or loss (in an amount equal to the difference between the fair market value on the date of disposition and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and e or our subsidiaries or affiliates generally should not be entitled to any deduction. If the holding period requirements are not met, the ISO will be treated as one that does not meet the requirements of the Code for ISOs and the participant will recognize ordinary income at the time of the disposition equal to the excess of the amount realized over the exercise price, but not more than the excess of the fair market value of the shares on the date the ISO is exercised over the exercise price, with any remaining gain or loss being treated as capital gain or capital loss. We or our subsidiaries or affiliates generally should not be entitled to a tax deduction upon either the exercise of an ISO or upon disposition of the shares acquired pursuant to such exercise, except to the extent that the participant recognizes ordinary income on disposition of the shares.
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Other Awards. The current federal income tax consequences of other awards authorized under the Amended Plan generally follow certain basic patterns: RSUs, PSUs, PCUs and other stock awards are generally subject to tax at the time of payment. We or our subsidiaries or affiliates generally should be entitled to a federal income tax deduction at the time and for the same amount as the participant recognizes ordinary income.

Section 409A of the Code

Certain types of awards under the Amended Plan may constitute, or provide for, a deferral of compensation subject to Section 409A of the Code. Unless certain requirements set forth in Section 409A of the Code are complied with, holders of such awards may be taxed earlier than would otherwise be the case (e.g., at the time of vesting instead of the time of payment) and may be subject to an additional 20% penalty tax (and, potentially, certain interest, penalties and additional state taxes). To the extent applicable, the Amended Plan and awards granted under the Amended Plan are intended to be structured and interpreted in a manner intended to either comply with or be exempt from Section 409A of the Code and the Department of Treasury regulations and other interpretive guidance that may be issued under Section 409A of the Code. To the extent determined necessary or appropriate by the Plan Administrator, the Amended Plan and applicable award agreements may be amended to further comply with Section 409A of the Code or to exempt the applicable awards from Section 409A of the Code.

New Plan Benefits

Except for grants of RSUs that will be awarded to each non-employee director serving on our Board in accordance with the non-executive director compensation policy, future awards that our named executive officers, directors, other executive officers and other employees and consultants may receive under the Amended Plan will be determined in the discretion of our Board or Compensation Committee, and neither our Board nor the Compensation Committee has made any determination to make future grants to any persons under the Amended Plan as of the date of this Annual Meeting. Therefore, it is not possible to determine the future benefits that will be received by these participants under the Amended Plan.

Plan Benefits

The table below sets forth summary information concerning the number of shares of our Common Stock subject to equity awards granted to certain persons under the Incentive Plan as of October 14, 2025. The closing per share market value of our stock on October 14, 2025, was $7.035.

Certain awards set forth in this table for the named executive officers were granted in fiscal year 2025 and therefore also are included in the Summary Compensation Table set forth in this Proxy Statement and are not additional awards. Certain awards set forth in this table for the non-employee directors were granted in fiscal year 2025 and therefore also are included in the Compensation of Non-Employee Directors Table set forth in this Proxy Statement and are not additional awards.

Name and Position	Options (#)	RSUs (#)	PSUs (#)(1)
Executive Officers
Paul Weibel, President, Chief Executive Officer	146,012	3,219	12,294
Joshua Malm, Chief Financial Officer, Treasurer and Corporate Secretary	91,257	—	—
All Current Executive Officers as a Group	237,269	3,219	12,294
All Current Non-Executive Directors as a Group	—	76,635	—
Current Director Nominees:
Graham van’t Hoff	—	28,950	—
Curtis Hébert	—	11,729	—
Barry Dick	—	19,098	—
Bryn Jones	—	16,858	—
Each Associate of any such Directors, Executive Officers or Nominees	—	—	—
Each Other Person who Received or are to Receive 5% of Such Options or Rights	376,249	5,133	9,701
All Employees, Including all Current Officers who are not Executive Officers, as a Group	368,258	53,798	14,203

(1)	Based on “target” levels of performance for PSU awards.

Recommendation of Our Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO THE INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE.

PROPOSAL FIVE

TO APPROVE, INCLUDING FOR THE PURPOSES OF ASX LISTING RULE 10.11 AND FOR ALL OTHER PURPOSES, OUR ENTRY INTO AN AGREEMENT TO ISSUE WARRANTS TO PURCHASE COMMON STOCK TO BEP SPECIAL SITUATIONS IV LLC AND ASCEND GLOBAL INVESTMENT FUND SPC FOR AND ON BEHALF OF STRATEGIC SP, OR THEIR RESPECTIVE AFFILIATES, AS DESCRIBED HEREIN

Background

The Proposed EXIM Loan

In September 2024, we received a non-binding Letter of Interest (the “EXIM LOI”) from the Export-Import Bank of the United States (“EXIM”). The EXIM LOI outlines the potential for the creation of a debt facility of up to $285 million, which would be utilized for commercial-scale development and construction of our Boron Americas Complex. In January 2025, our executive management held meetings with representatives of EXIM regarding the funding process requirements, expected timetables for EXIM’s loan programs, and our 5E Boron Americas (Fort Cady) Complex (the “Project”).

Separately, EXIM maintains an Engineering Multiplier Program (“EMP”), a program designed to finance feasibility studies, pre-construction design, engineering, architectural and environmental services undertaken prior the commencement of the implementation phase of a physical project, for projects that are anticipated to generate additional exports of U.S. goods and services. We believe the Project qualifies for the EMP program.

We anticipate submitting a formal application to EXIM in the fourth calendar quarter of 2025 for a $10.0 million funding package (the “EXIM Loan”). Any potential funding would be subject to EXIM’s EMP policies and eligibility requirements, including that EXIM may require a third-party guarantee or collateral package for the aggregate principal value of the loan (the “Guarantee”). The EXIM Loan would not be contingent on the debt facility contemplated by the EXIM LOI, and the debt facility contemplated by the EXIM LOI would not be contingent on the EXIM Loan.

After reviewing potential alternatives reasonably available to the Company, our management and board of directors has concluded that obtaining any required Guarantee from Bluescape and Ascend (in such capacity, a “Guarantor”) currently represents the best commercial opportunity available to the Company in attempting to secure the EXIM Loan.

The Proposed Agreement and the Warrants

We have agreed in principle with Bluescape and Ascend to enter an agreement (the “Proposed Agreement”) pursuant to which we will issue to them new warrants (the “Proposed New Warrants”) to purchase an aggregate of up to $10.0 million of shares of our common stock.

The Proposed New Warrants will be on substantially identical terms as the Restructuring Warrants issued in March 2025, except such Proposed New Warrants:

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will vest and be exercisable only to the extent such Guarantor provides a Guarantee for the EXIM Loan, such warrants not to exceed $10.0 million of notional value in the aggregate (the “Warrant Shares”), with the aggregate notional value of each Guarantor’s Proposed New Warrants being equal to the amount guaranteed by such party in respect of the EXIM Loan;
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will expire two years following the date that the EXIM Loan is repaid or the earlier release of such Guarantor’s Guarantee; and
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will not include an option for the holder to require us to repurchase the Proposed New Warrant for the Black-Scholes value of the Proposed New Warrant in connection with the consummation of a fundamental transaction.

Consistent with the terms of the Restructuring Warrants, the exercise price per share of the Proposed New Warrants will be $3.5507 and will contain customary adjustments in the event of any stock split, stock dividend, stock combination, recapitalization, or similar transaction occurring after the issuance date.

We collectively refer to the Proposed Agreement and consummation of the transactions contemplated thereby, including issuance of the Proposed New Warrants and any shares of common stock upon exercise thereof, as the “Proposed Transactions.”

The Proposal

The Proposed Transaction will be expressly conditioned on approval by our Disinterested Stockholders. If our Disinterested Stockholders do not approve the Proposed Transaction as described herein, we will not enter the Proposed Agreement and will not issue the Proposed New Warrants. The Disinterested Stockholders will not include Bluescape, Ascend or Meridian, any other person who will obtain a material benefit as a result of the issue of the warrants to purchase common stock (except a benefit solely by reason of being a stockholder), each of their respective associates, or any of our directors or officers.

Effect on Current Stockholders if This Proposal is Approved

Each share of common stock issuable upon exercise of the Proposed New Warrants would have the same rights and privileges as each share of our currently outstanding common stock. The issuance of such shares will not affect the rights of the holders of the Company’s common stock, but such issuances will have a dilutive effect on our existing stockholders, including the voting power and economic rights of the existing stockholders, and may result in a decline in our stock price or greater price volatility. Additionally, the ownership percentage in our company for any holder of Proposed New Warrants will increase upon any exercise of the Proposed New Warrants.

Effect on Current Stockholders if This Proposal is Not Approved

If our stockholders do not approve this proposal, we will not enter into the Proposed Agreement, which will adversely impact our ability to obtain the EXIM Loan. Failure to do so could adversely impact our ability to obtain capital necessary to implement our business plans and advance the Project.

Our ability to fund the Project, successfully implement our business plans and ultimately generate value for our stockholders is dependent upon our ability to raise capital and satisfy ongoing business needs. If we are unable to secure the EXIM Loan because of an absence of any Guarantee, it may result in a delay in, modification to or abandonment of our business plans, or prevent us from continuing as a going concern.

Requirements of ASX Listing Rule 10.11

ASX Listing Rule 10.11 prohibits a listed entity from issuing (or agreeing to issue) equity securities (including convertible securities, such as warrants) to certain categories of persons without the approval of shareholders, unless an exception applies. In particular, the prohibition applies to:

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a person who is, or was at any time in the 6 months before the issue or agreement, a substantial (30%+) holder in the listed entity;
•
a person who is, or was at any time in the 6 months before the issue or agreement, a substantial (10%+) holder in the listed entity and who has nominated a director to the board of the listed entity pursuant to a relevant agreement which gives them a right or expectation to do so; and
•
an associate of a person referred to above.

The purpose of this Proposal is to seek approval of the Proposed Transaction, including for the purposes of ASX Listing Rule 10.11, and for all other purposes.

Additional information required by ASX Listing Rule 10.13

Pursuant to and in accordance with ASX Listing Rule 10.13, the following information is provided in relation to this Proposal:

a)
The Company is seeking approval to enter into the Proposed Agreement with, and to issue the Proposed New Warrants to, Bluescape and Ascend (or their respective affiliates).
b)
Each of Bluescape and Ascend falls within ASX Listing Rule 10.11 because each is currently a substantial (30%+) holder in the Company. In addition, each is also a substantial (10%+) holder in the Company who has nominated a director to the board pursuant to a relevant agreement which gives them a right to do so.

c)
The maximum number of Proposed New Warrants to be issued under the Proposed Transaction is 2,816,346. As noted above, the Proposed New Warrants will vest and be exercisable only to the extent each Guarantor provides a Guarantee in respect of the EXIM Loan, will not exceed $10.0 million of notional value (in the aggregate), with the aggregate notional value of each Guarantor’s Proposed New Warrants being equal to the amount guaranteed by such party in respect of the EXIM Loan.
d)
The material terms of the Proposed New Warrants are set out above. Further details regarding the Restructuring Warrants are set out in the Form 8-K released to the ASX on January 15, 2025.
e)
The Proposed New Warrants will be issued no later than 1 month after the date of the Annual Meeting.
f)
No cash consideration is payable for the issue of the Proposed New Warrants.
g)
The purpose of the issue of the Proposed New Warrants is to support the provision of a Guarantee from the Guarantors to secure the EXIM Loan.
h)
Except as noted above, there are no other material terms of the Proposed Agreement.
i)
A voting exclusion applies to Proposal Five, as set out on page 13 of this Proxy Statement.

Recommendation of our Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL, INCLUDING FOR THE PURPOSES OF ASX LISTING RULE 10.11 AND FOR ALL OTHER PURPOSES, OF OUR ENTRY INTO AN AGREEMENT TO ISSUE WARRANTS TO PURCHASE COMMON STOCK TO BEP SPECIAL SITUATIONS IV LLC AND ASCEND GLOBAL INVESTMENT FUND SPC FOR AND ON BEHALF OF STRATEGIC SP, OR THEIR RESPECTIVE AFFILIATES, AS DESCRIBED HEREIN

PROPOSAL SIX

TO APPROVE, FOR PURPOSES OF NASDAQ LISTING RULES, THE ISSUANCE OF SHARES OF OUR COMMON STOCK UPON EXERCISE OF THE PROPOSED NEW WARRANTS, AS DESCRIBED HEREIN

The Proposal

Our common stock is listed on the Nasdaq Global Select Market, and, as such, we are subject to Nasdaq Listing Rules, including Nasdaq Listing Rule 5635.

Pursuant to Nasdaq listing Rule 5635(d), stockholder approval is required prior to the issuance of securities in a transaction, other than a public offering, involving the sale, issuance or potential issuance by the Company of common stock (or securities convertible into or exercisable for common stock), which equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance, at a price less than the lower of: (i) the closing price immediately preceding the signing of the binding agreement or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement for the transaction.

Although the number of Warrant Shares issuable upon exercise of the Proposed New Warrants will not exceed the maximum limit set forth in Nasdaq listing Rule 5635(d), we are seeking approval in order to avoid future possible constraints on our ability to raise additional capital in the future if needed. Specifically, Nasdaq rules may “integrate” the issuance of the Proposed New Warrants with other subsequent issuances that may, in the aggregate, exceed the permissible limit described above. By obtaining approval for the Proposed Transactions in accordance with Nasdaq Listing Rules, the Warrant Shares will be exempted from future integration for Nasdaq purposes, thereby providing us with maximum flexibility to pursue future capital raising transactions in the future if other opportunities are not available on more favorable terms.

Effect on Current Stockholders if This Proposal is Approved

Each share of common stock issuable upon exercise of the Proposed New Warrants would have the same rights and privileges as each share of our currently outstanding common stock. The issuance of such shares will not affect the rights of the holders of the Company’s common stock, but such issuances will have a dilutive effect on our existing stockholders, including the voting power and economic rights of the existing stockholders, and may result in a decline in our stock price or greater price volatility. Additionally, the ownership percentage in our company for any holder of Proposed New Warrants will increase upon any exercise of the Proposed New Warrants.

Effect on Current Stockholders if This Proposal is Not Approved

If our stockholders do not approve this proposal, it may limit our ability to raise capital in the future to the extent that any future capital raising transactions may be integrated with the Proposed Transaction for purposes of Nasdaq listing rules, which could adversely impact our ability to obtain capital necessary to implement our business plans and advance the Project.

Proposal Six is conditioned on the approval of Proposal Five. If Proposal Five is not approved by the affirmative vote of the majority of votes cast by the Disinterested Stockholders at the annual meeting, Proposal Six will not be presented to the stockholders for a vote.

Recommendation of our Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL, FOR PURPOSES OF NASDAQ LISTING RULES, OF THE ISSUANCE OF SHARES OF OUR COMMON STOCK UPON EXERCISE OF THE PROPOSED NEW WARRANTS, AS DESCRIBED HEREIN

PROPOSAL SEVEN

TO APPROVE THE ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF PROPOSALS THREE, FOUR, FIVE OR SIX

The Proposal

The Board believes that, if the Annual Meeting is convened and a quorum is present, but there are not sufficient votes to approve Proposals Three, Four, Five or Six, it is in the best interests of the Company and its stockholders to enable the Company to continue to seek to obtain a sufficient number of additional votes to approve Proposals Three, Four, Five or Six, as applicable.

The Company is requesting that our stockholders authorize the holder of any proxy solicited by our Board to vote in favor of granting discretionary authority to the proxy holders, and each of them individually, to adjourn the Annual Meeting to another time and place, if necessary, to solicit additional proxies in the event there are not sufficient votes to approve Proposals Three, Four, Five or Six. If our stockholders approve this proposal, we could adjourn the Annual Meeting, and any adjourned or postponed session of the Annual Meeting, to use the additional time to solicit additional proxies, including the solicitation of proxies from our stockholders that have previously voted.

Recommendation of Our Board of Directors

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF PROPOSALS THREE, FOUR, FIVE OR SIX.

Your vote is important. Please promptly vote your shares by completing, signing, dating and returning your proxy card or by Internet or telephone voting as described on your proxy card or CDI voting instructions.

Hesperia, California	By Order of the Board of Directors,

, 2025	Joshua Malm Chief Financial Officer, Treasurer and Corporate Secretary

APPENDIX A

PROPOSED AMENDMENT TO THE AMENDED AND RESTATED 2022 EQUITY COMPENSATION PLAN

This Amendment (the “Plan Amendment”) to the 5E Advanced Materials, Inc. Equity Compensation Plan (the “Incentive Plan”), is made effective as of the 14th day of October, 2025 (the “Amendment Effective Date”), by 5E Advanced Materials, Inc., a Delaware corporation (the “Company”).

1.
Section 3(a). Section 3(a) of the Incentive Plan is hereby amended and restated in its entirety with the following:

“Subject to Section 14 of the Incentive Plan, the maximum number of shares of Common Stock available for issuance pursuant to Awards granted under the Incentive Plan is 1,434,771 (the “Plan Share Reserve”). The Company cannot increase such number without shareholder approval.”

2.
This First Amendment shall be and, as of the Amendment Effective Date, is hereby incorporated in and forms a part of the Incentive Plan.
3.
Except as expressly provided herein, all terms and conditions of the Incentive Plan shall remain in full force and effect.

A-1

APPENDIX B

Amended and Restated

5E Advanced Materials, Inc.

2022 Equity Compensation Plan

1.
PURPOSE

The Board of Directors (the “Board”) of 5E Advanced Materials Inc., a Delaware corporation (the “Company”), has adopted this Amended and Restated 2022 Equity Compensation Plan (the “Plan”) to promote the financial interests of the Company by providing a means by which current and prospective directors, officers, key employees and consultants of the Company can be retained and motivated through acquiring an equity interest in the Company or be paid incentive compensation in the form of the Company’s Common Stock. This Plan constitutes an amendment and restatement of the 2022 Equity Compensation Plan, as amended (the “Original Plan”). This amended and restated Plan will be effective on the Restatement Effective Date. In the event stockholders of the Company do not approve this amended and restated Plan, the Original Plan will continue in full force and effect on its existing terms and conditions.

2.
AWARDS UNDER THE PLAN

The Plan provides for the grant of any of the following Awards:

a.
Stock Options (“Options”) – the right, but not the obligation, to purchase Common Stock at a specified price, subject to certain conditions; Options will be granted as either Incentive Stock Options or Non-Qualified Stock Options,
b.
Restricted Share Units (“RSU”) – an unfunded and unsecured promise to deliver shares of Common Stock (“Shares”) upon attainment of certain service-based conditions,
c.
Performance Share Units (“PSU”) – an unfunded and unsecured promise to deliver Shares that vest through attainment of certain service-based and performance-based conditions,
d.
Performance Cash Units (“PCU”) – an unfunded and unsecured promise to deliver a specified monetary amount that vest through attainment of certain service-based and performance-based conditions, and
e.
Other Equity-Based Awards – an award that is not an Option, RSU or PSU, that is granted under the Plan and is (i) payable by delivery of Common Stock, and/or (ii) measured by reference to the value of Common Stock.
3.
SHARES SUBJECT TO THE PLAN
a.
Subject to Section 14 of the Plan, the maximum number of Shares available for issuance pursuant to Awards granted under the Plan is 21,500,000 (the “Plan Share Reserve”). The Company cannot increase such number without shareholder approval. Notwithstanding anything to the contrary herein, no more than 21,500,000 Shares may be issued pursuant to the exercise of Incentive Stock Options.
b.
Each Award granted under the Plan will reduce the Plan Share Reserve by the number of Shares underlying the Award. Other than with respect to Substitute Awards, to the extent that an Award expires or is canceled, forfeited, or terminated without issuance to the Participant of the full number of Shares to which the Award related, the unissued Shares will be returned for future grant under the Plan. Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for issuance under the Plan. Shares withheld in payment of the exercise price or Tax-Related Items with respect to Awards will be returned to the Plan Share Reserve for future grants of Awards under the Plan and shall not reduce the Plan Share Reserve. To the extent an award under the Plan is paid out in cash rather than Shares, such cash payment shall not reduce the number of Shares available for issuance under the Plan Share Reserve.
c.
Shares delivered by the Company in settlement of Awards may be issued by the Company from:
i.
authorized and unissued Shares,
ii.
Shares held in treasury by the Company,
iii.
Shares purchased by the Company on the open market or by private purchase, or

iv.
any combination of the foregoing.
d.
Awards may, in the sole discretion of the Board, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”). If the Board determines that Substitute Awards are to be granted under the Plan, the number of Shares underlying any Substitute Awards shall not be counted against the aggregate number of Shares available for Awards under the Plan, except that Shares acquired by exercise of substitute Incentive Stock Options will count against the maximum number of Shares that may be issued pursuant to the exercise of Incentive Stock Options under the Plan.
4.
ELIGIBILITY & PARTICIPATION
a.
Participation in the Plan is by invitation of and at the sole discretion of the Board. The Board may grant Awards to Eligible Participants.
b.
Individual grants are determined by an assessment of an individual’s current and expected future performance, level of responsibilities and the impact of the position, and contribution to the Company.
c.
An “Eligible Participant” may be granted more than one Award under the Plan, and Awards may be granted at any time or times prior to the termination of the Plan. Vesting periods and designated Performance Periods may overlap, and Participants may participate simultaneously with respect to Options or other Awards that are subject to different Performance Periods and different performance goals and other criteria.
d.
In no circumstance will the number of Shares that may be issued to any individual under the Plan (when combined with all the Company’s other security-based compensation arrangements, as applicable) exceed 3% of the Company’s outstanding issue from time to time.
e.
The maximum number of Shares subject to Awards granted during a single Fiscal Year to any Non-Employee Director, taken together with any cash fees paid to such Non-Employee Director during the Fiscal Year, may not exceed USD 750,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes).
5.
ADMINISTRATION
a.
The Board, acting upon recommendations from the Compensation Committee (Committee), shall administer the Plan. Unless otherwise expressly provided in the applicable governing documents of the Company, the acts of a majority of the members present at any meeting of the Board at which a quorum is present, or acts approved in writing by all of the members of the Board, shall be deemed the acts of the Board.
b.
The Board may, at its sole discretion, at any time, grant Awards and administer the Plan with respect to such Awards. In any such case, the Board shall have all the authority granted to the Board under the Plan, including but not limited to:
i.
designate Eligible Participants,
ii.
determine the type or types of Awards to be granted to Eligible Participants,
iii.
determine the number of Shares to be covered by, or with respect to which payments, rights or other matters are to be calculated in connection with Awards,
iv.
determine the terms and conditions of any Award,
v.
determine whether, to what extent and under what circumstances Awards may be settled or exercised in cash, Shares, CDIs, other securities, other Awards or other property,
vi.
interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan,
vii.
establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Board shall deem appropriate for the proper administration of the Plan,
viii.
accelerate or extend the vesting or exercisability of, payment for, or lapse of restrictions on Awards,

ix.
adjust Performance Factors to account for changes in law and accounting or tax rules as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events, or circumstances to avoid windfalls or hardships, and
x.
make any other determination and take any other action that the Board deems necessary or desirable for the administration of the Plan and to protect the interests of the Company.
c.
The Board may delegate to the Committee, and/or one or more officers of the Company or of any Affiliate, the authority to act on behalf of the Board with respect to any matter, right, obligation or election that is the responsibility of, or that is allocated to, the Board in the Plan and that may be so delegated as a matter of law. References to Committee in this Plan shall mean the Board to the extent the Board has not delegated its authority hereunder to a Committee. To the extent the Board has delegated its authority hereunder to a Committee and the intent is to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act, it is intended that each member of the Committee shall, at the time such member takes any action with respect to an Award under the Plan that is intended to qualify for the exemptions provided by Rule 16b-3 promulgated under the Exchange Act be a Qualifying Director. However, the fact that a Committee member shall fail to qualify as a Qualifying Director shall not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan.
d.
The Award Agreement for a given Award, the Plan, and any other documents may be delivered to, and accepted by, an Eligible Participant or any other person in any manner (including electronic distribution or posting) that meets applicable legal requirements.
e.
To comply with the laws and practices in other countries in which the Company, its Affiliates operate or have employees or other individuals eligible for Awards, the Board in its sole discretion will have the power and authority to:
i.
determine which Affiliates will be covered by the Plan,
ii.
determine which individuals outside the United States are eligible to participate in the Plan, which may include individuals who provide services to the Company or Affiliate under an agreement with a foreign nation or agency,
iii.
modify the terms and conditions of any Award granted to individuals outside the United States or foreign nationals to comply with applicable foreign laws, policies, customs, and practices,
iv.
establish subplans and modify exercise procedures, vesting conditions, and other terms and procedures to the extent the Committee determines such actions to be necessary or advisable (and such subplans and/or modifications will be attached to this Plan as appendices, if necessary), and
v.
take any action, before or after an Award is made, that the Committee determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals, provided, however, that no action taken under this provision will increase the Share limitations contained in Section 3.a. of this Plan. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards will be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.
f.
Notwithstanding the foregoing, the full Board shall administer the Plan with respect to any director share units (“DSUs”) granted to Non-Employee Directors prior to the Restatement Effective Date. As of the Restatement Effective Date, the Company will cease granting DSUs under the Plan; however, DSUs issued under the Plan (prior to the Restatement Effective Date) and outstanding as of the Restatement Effective Date will remain subject to the terms of the Original Plan.
6.
STOCK OPTIONS
a.
Option Grants. The Board may grant Options to Eligible Participants subject to the limitations in the Plan, including any limitations in the Plan that apply to Incentive Stock Options. Each grant will specify the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may vest and be exercised, and all other terms and conditions of the Option, subject to the following terms of this section.
b.
Type of Option. All Options granted under this Plan will be either Incentive Stock Options or Non-Qualified Stock Options.

c.
Date of Grant. The date of grant of an Option will be the date on which the Board makes the determination to grant such Option, or a specified future date. The Award Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.
d.
Vesting Period. Unless otherwise prescribed in the Award Agreement, forty percent (40%) of the Options will vest on the second anniversary of the date the Option is granted, and the remaining sixty percent (60%) will vest on the third anniversary of the date the Option is granted.
e.
Exercise Period. Vested Options are exercisable within the times or upon the conditions as set forth in the Award Agreement governing such Option, provided, however, that, subject to Section 6(j), no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted. Should the expiry date should be determined to occur either during a blackout period or within ten business days following the expiry of a blackout period, the expiry date of such Option (other than an Incentive Stock Option) shall be deemed to be the date that is the tenth business day following the expiry of the Blackout Period or, in the case of Participants who are U.S. taxpayers, such earlier date that may be required to avoid the application of adverse tax consequences under Section 409A of the Code.
f.
Exercise Price. The exercise price of an Option will be set by the Board when the Option is granted. Except as otherwise provided by the Board in the case of Substitute Awards, and subject to Section 6(j), the exercise price will be not less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with the Award Agreement and any procedures established by the Company.
g.
Method of Exercise. Any Option granted hereunder will be vested and exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Committee and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share. An Option will be deemed exercised when the Company receives:
i.
notice of exercise (in such form as the Committee may specify from time to time) from the person entitled to exercise the Option (and/or via electronic execution through the authorized third-party administrator), and
ii.
full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Board and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued. Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.
h.
Limitations on Exercise. The Committee may specify a minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent any Participant from exercising the Option for the full number of Shares for which it is then exercisable.
i.
Separation from Service. In the event a Participant’s service with the Company ceases during the vesting period, any unvested Options held by the Participant shall expire and be forfeited immediately, provided however that the Board shall have the absolute discretion to accelerate the vesting date. Except as otherwise provided in an Award Agreement, vested Options must be exercised in accordance with the terms of this Plan by the earlier of the first anniversary date of the termination of service or the expiry date of the Option.
j.
Additional Terms of Incentive Stock Options. The Board may grant Incentive Stock Options only to employees of the Company, any of its present or future parent or subsidiary corporations, as defined in Sections 424(e) or (f) of the Code, respectively, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code. If an Incentive Stock Option is granted to a Greater Than 10% Stockholder, the exercise price will not be less than 110% of the Fair Market Value on the Option’s grant date, and the term of the Option will not exceed five (5) years. All Incentive Stock Options will be subject to and construed consistently with Section 422 of the Code. By accepting an Incentive Stock Option, the Participant agrees to give prompt notice to the Company of dispositions or other transfers (other than in connection with a Change in Control) of Shares acquired under the Option made within (i) two (2) years from the grant date of the Option or (ii) one (1) year after the transfer of such Shares to the Participant, specifying the date of the disposition or other transfer and the amount the Participant realized, in cash, other property, assumption of indebtedness or other consideration, in such disposition or other transfer. Neither the Company nor the Board will be liable to a Participant, or any other party, if an Incentive Stock Option fails or ceases to qualify as an “incentive stock option” under Section 422 of the Code. Any Incentive Stock Option or portion thereof that fails to qualify as an “incentive stock option” under Section 422 of the Code for any reason, including becoming exercisable with respect to Shares having a fair market value exceeding the $100,000 limitation under Treasury Regulation Section 1.422-4, will be a Non-Qualified Stock Option. The foregoing terms shall be incorporated into any Award Agreement evidencing an Option intended to be an Incentive Stock Option to the extent necessary to cause such Award to so qualify.
7.
RESTRICTED SHARE UNITS
a.
RSU Grants. The Plan authorizes the Board to grant RSUs. Each RSU provides the recipient with the right to receive Common Stock as a discretionary payment in consideration of past services or as an incentive for future services, subject to the Plan and with such additional provisions and restrictions as the Board may determine. Each RSU grant shall be evidenced by an Award Agreement stating the number of RSUs granted, the vesting requirements, any other restrictions or conditions associated, and the method of exercise.
b.
Date of Grant. The date of grant of an RSU will be the date on which the Board makes the determination to grant such RSU or a specified future date. Unless specified otherwise by the Board, RSUs are granted after the financial results for each fiscal year have been approved by the Board. The Award Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the RSU.
c.
Vesting. Concurrent with the granting of the RSU, the Board shall determine the period during which the RSU is not vested and the holder of such RSU remains ineligible to receive Common Stock. Such period may be reduced or eliminated from time to time for any reason as determined by the Board. Unless specified otherwise, forty percent (40%) of the RSUs granted vest at the expiry of the Company’s first Fiscal Year immediately following the Fiscal Year in which the RSUs were granted, and the remaining sixty percent (60%) vest at the expiry of the second Fiscal Year following the Fiscal Year in which the RSUs were granted.
d.
Expiration. Unless specified otherwise by the Board at the time of grant, RSUs have a notional term of three years, and expire at the end of the second Fiscal Year following the Fiscal Year in which they were granted.
e.
Form and Timing of Settlement. The Board, at its sole discretion, may settle vested RSUs in Shares, cash, or a combination of both, and will determine at the time of grant the timing of settlement of vested RSUs (consistent with the requirements of Section 409A of the Code to avoid adverse tax consequences thereunder, if applicable), in each case, as set forth in the Award Agreement.
f.
Separation from Service. In the event a Participant’s service with the Company ceases during the vesting period, any unvested RSUs held by the Participant shall expire and be forfeited immediately, provided however that the Board shall have the absolute discretion to accelerate the vesting date.
g.
Dividend Equivalent Rights. The Board may, in its sole discretion, grant Dividend Equivalent Rights, payable in cash, Shares, other securities, other Awards or other property, on such terms and conditions as may be determined by the Board in its sole discretion, including, without limitation, payment directly to the Participant, withholding of such amounts by the Company subject to vesting of the Award or reinvestment in additional Shares.
8.
PERFORMANCE SHARE UNITS
a.
PSU Grants. The Plan authorizes the Board to grant PSUs. Each PSU provides the recipient with the right to receive a Share as a discretionary incentive, subject to the Plan and with such additional provisions and restrictions as the Board may determine. Each PSU grant shall be evidenced by an Award Agreement stating the number of PSUs granted, the service-based vesting requirements, the performance-based vesting condition(s), and any other associated restrictions or conditions.
b.
Date of Grant. The date of grant of a PSU will be the date on which the Board makes the determination to grant such PSU or a specified future date. Unless determined otherwise by the Board, PSUs are granted after the financial results for each Fiscal Year have been approved by the Board. The Award Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the PSU.

c.
Vesting. Unless provided otherwise in the Award Agreement each PSU is subject to two or more vesting conditions. Concurrent with the granting of the PSU, the Board shall determine the:
i.
Service-based Requirement. The period the Participant must be in continuous service to the Company to be eligible to receive PSU Awards subject to achievement of performance-based criteria. Unless specified otherwise by the Board, one hundred percent (100%) of the PSUs granted vest upon expiry of the Company’s second Fiscal Year following the Fiscal Year in which the PSUs were granted.
ii.
Performance-based Requirement(s). The performance condition(s) to be met for the Participant to vest in PSU Awards after satisfying the service-based vesting requirement. Actual performance realized relative to the goals or criteria established at the date of grant will be measured over a three-year Performance Period ending on the expiry date of the PSU.
iii.
Performance Modifier(s). A modifier for each applicable performance condition to determine the number of PSU Awards that are earned relative to the performance level(s) achieved. The formula for determining the Performance Modifier is set out by the Board for each grant. This Modifier will range from 0.0x to a maximum of 1.5x unless specified otherwise by the Board and is applied to the original number of PSUs granted to calculate the number of PSU Awards vested and earned.
d.
Term. Unless specified otherwise by the Board at the time of grant, PSUs have a notional term of three years, and expire at the end of the second Fiscal Year following the Fiscal Year in which they were granted.
e.
Form and Timing of Settlement. The Board, at its sole discretion, may settle vested PSUs in Shares, cash, or a combination of both, and will determine at the time of grant the timing of settlement of vested PSUs (consistent with the requirements of Section 409A of the Code to avoid adverse tax consequences thereunder, if applicable), in each case, as set forth in the Award Agreement.
f.
Separation from Service. In the event a Participant’s service with the Company ceases prior to completion of the vesting period, unvested PSUs granted to the Participant shall expire and be forfeited immediately; provided. however, that the Board shall have the absolute discretion to accelerate the vesting date. Should the Board choose to accelerate vesting on PSUs granted, performance vesting conditions will be waived.
9.
[RESERVED]
10.
PERFORMANCE CASH UNITS
a.
PCU Grants. The Plan authorizes the Board to grant PCUs. Each PCU carries a notional monetary value designated by the Board at the date of grant and offers the Participant the opportunity to receive a specified monetary Award upon successfully attaining certain future service-based and performance-based conditions set out by the Board at the date of grant, plus any additional provisions and restrictions as the Board may determine.
b.
Award Agreement. Each PCU grant shall be evidenced by an Award Agreement stating the number of PCUs granted, the designated value of each PCU, the service-based vesting requirements, the performance-based vesting requirement(s) and any other associated restrictions or conditions, and the method of settlement.
c.
Date of Grant. The date of grant of a PCU will be the date on which the Board makes the determination to grant such PCU. Unless specified otherwise by the Board, PCUs are granted after the financial results for each fiscal year have been approved by the Board. The Award Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the PCU.
d.
Vesting. Unless otherwise provided in the Award Agreement, each PCU is subject to two or more vesting conditions. Upon granting of PCUs, the Board shall determine:
i.
Service-based Requirement. The period the Participant must be in continuous service to the Company to be eligible to receive PCU Awards subject to achievement of performance-based criteria. Unless specified otherwise by the Board, one hundred percent (100%) of the PCUs granted vest upon expiry of the Company’s second fiscal year following the fiscal year in which the PCUs were granted.
ii.
Performance-based Requirement(s). The performance condition(s) to be met for the Participant to vest in PCU Awards upon fulfilling the service-based vesting requirement. Actual performance realized relative to the goals or criteria established at the date of grant will be measured over a three-year Performance Period expiring at the end of the second fiscal year following the year in which the PCUs were granted.

iii.
Performance Modifier(s). A modifier for each applicable performance condition to determine the number of PCU Awards that are earned relative to the performance level(s) achieved. The formula for determining the Performance Modifier is set out by the Board for each grant. This Modifier, which will range from 0.0x to a maximum of 1.5x unless specified otherwise by the Board, is applied to the original number of PCUs granted to calculate the number of PCUs vested and earned.
e.
Term. Unless specified otherwise by the Board at the time of grant, PCUs have a notional term of three years, and expire at the end of the second Fiscal Year following the fiscal year in which they were granted.
f.
Form and Timing of Settlement. The Board, at its sole discretion, may settle vested PCUs in Shares, cash, or a combination of both, and will determine at the time of grant the timing of settlement of vested PCUs (consistent with the requirements of Section 409A of the Code to avoid adverse tax consequences thereunder, if applicable), in each case, as set forth in the Award Agreement.
g.
Separation from Service. In the event a Participant’s service with the Company ceases prior to completion of the vesting period, PCUs granted to the Participant shall expire and be forfeited immediately; provided, however, that the Board shall have the absolute discretion to accelerate the vesting date. Should the Board choose to accelerate vesting on PCUs granted, performance vesting conditions will be waived.
11.
OTHER EQUITY AWARDS
a.
The Board may grant Other Equity-Based Awards under the Plan, denominated in Shares or based upon the value or otherwise related to the Shares, to Eligible Participants, alone or in tandem with other Awards, in such amounts and, dependent on such other conditions as the Board shall from time to time in its sole discretion determine. Each Other Equity-Based Award granted under the Plan shall be evidenced by an Award Agreement and shall be subject to such conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.
12.
GENERAL TERMS APPLICABLE TO ALL AWARDS
a.
Withholding Taxes. The Company and its Subsidiaries and Affiliates shall be entitled to withhold, or require the Participant to remit to the Company or one or more of its Subsidiaries or Affiliates, as applicable, an amount sufficient to satisfy Tax-Related Items attributable to any Awards. The Company may defer making payment or delivery of Shares under an Award if any such Tax-Related Items may be pending unless and until indemnified to its satisfaction, and the Company shall have no liability to any Participant for exercising the foregoing right. The Board may, in its sole discretion and subject to such rules as it may adopt, permit or require a Participant to pay all or a portion of the Tax-Related Items arising in connection with an Award by, without limitation: (i) having the Participant pay an amount in cash (by check or wire transfer), (ii) having the Company withhold Shares otherwise issuable pursuant to the Award that have an aggregate fair market value approximately equal to the amount to be withheld, (iii) the delivery of Shares (which are not subject to any pledge or other security interest) that have been both held by the Participant and vested for at least six (6) months (or such other period as established from time to time by the Board to avoid adverse accounting treatment under applicable accounting standards) having an aggregate fair market value approximately equal to the amount to be withheld, (iii) selling Shares issued pursuant to such Award and having the Company withhold from the proceeds of the sale of such Shares, (v) having the Company or a Subsidiary or Affiliate, as applicable, withhold from any cash compensation payable to the Participant, (vi) requiring the Participant to repay the Company or Subsidiary or Affiliate, as applicable, in cash or in Shares, for Tax-Related Items paid on the Participant’s behalf, or (vii) any other method of withholding determined by the Board that is permissible under applicable laws.
b.
No Transferability. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant, except by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer, or encumbrance shall be void and unenforceable against the Company of any Subsidiary or Affiliate.
c.
Voting and Dividends. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant.
d.
Standards of Conduct. All Awards granted under this Plan, in accordance with applicable law and Board determination of behaviour by Participants to be fraudulent, unethical, or in any other way detrimental to the financial or reputational interests of the Company, will be subject to cancellation or forfeiture, and the recoupment of any gains realized with respect to exercised Awards subject to the provisions of any claw-back policy implemented by the Company, including, without limitation, any claw-back policy adopted to comply with the requirements of applicable law, including, without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder, whether or not such claw-back policy was in place at the time of grant of an Award, to the extent set forth in such claw-back policy and/or in the applicable Award Agreement.
e.
No Obligation to Employ. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or service to, or to continue any other relationship with, the Company or limit in any way the right of the Company to terminate Participant’s employment or service or other relationship at any time.
f.
No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between any member of the Company Group, on the one hand, and a Participant or other person, on the other hand. No provision of the Plan or any Award shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company be obligated to maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other service providers under general law.
g.
Waiver. A waiver by the Company of breach of any provision of the Plan shall not operate or be construed as a waiver of any other provision of the Plan, or of any subsequent breach by any Participant.
h.
Restatement Effective Date; Approval of Plan by Stockholders. This amended and restated Plan will become effective on the Restatement Effective Date. This amended and restated Plan shall be submitted for the approval of the Company’s stockholders within twelve (12) months after the date on which the Board first adopts this amended and restated Plan. Such stockholder approval will be obtained in the manner and to the degree required under applicable laws. If this amended and restated Plan is not approved by the Company’s stockholders, this amended and restated Plan will not become effective, no Awards will be granted under this amended and restated Plan and the Original Plan will continue in full force and effect in accordance with its terms.
i.
Amendment of Award. The Board may amend, modify, or terminate any outstanding Award, including by substituting another Award of the same or a different type, changing the exercise or settlement date, and converting an Incentive Stock Option to a Non-Qualified Stock Option. The Participant’s consent to such action will be required unless (i) the action, taking into account any related action, does not materially and adversely affect the Participant’s rights under the Award, or (ii) the change is permitted pursuant to Section 14 or pursuant to Section 15(d).
13.
AMENDMENT OR TERMINATION OF THE PLAN
a.
This Plan shall be in effect until terminated under this Section 13; provided, however, that an Incentive Stock Option may not be granted under the Plan after ten (10) years from the earlier of (i) the date the Board adopted the Plan or (ii) the date the Company’s stockholders approved the Plan.
b.
The Board may amend, suspend, or terminate the Plan or any Award granted under the Plan without shareholder approval provided that:
i.
such amendment, suspension or termination is in accordance with applicable laws and the rules of any stock exchange on which the Shares are listed, and
ii.
no amendment to, suspension of, or termination of the Plan or to an Award granted thereunder will have the effect of impairing, derogating from or otherwise materially adversely affecting the terms of an Award which is outstanding at the time of such amendment without the written consent of the holder of such Award, except to the extent the Board determines, in its sole discretion, that any such action is necessary or desirable to facilitate compliance with applicable laws.
c.
The Board shall obtain shareholder approval if such approval is necessary to comply with applicable law and/or the rules of the stock exchange on which the Common Stock is listed, and of:
i.
any amendment to the aggregate number of Shares issuable under the Plan,
ii.
any amendment to the limitations on Shares that may be reserved for issuance, or issued, to insiders,

iii.
any amendment that would reduce the exercise price of an outstanding Option other than pursuant to a declaration of stock dividends of shares or consolidations, sub-divisions or reclassification of shares, or otherwise, and
iv.
any amendment that would extend the expiry date of any Option granted under the Plan.
d.
If the Plan is terminated, the provisions of the Plan and any administrative guidelines and other rules and regulations adopted by the Board and in force on the date of termination will continue in effect as long as any Award pursuant thereto remains outstanding.
14.
CHANGES IN CAPITAL STRUCTURE
a.
No Effect on Authority of the Board or Stockholders. The existence of this Plan and any Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Common Stock or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.
b.
Adjustments. In the event of any equity restructuring (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation or any successor or replacement accounting standard) that causes the per share value of Shares to change, such as a stock dividend, stock split, spinoff, rights offering or recapitalization through an extraordinary cash dividend, the number, class and type of securities available under this Plan shall be adjusted and all outstanding Awards shall be adjusted by the Committee in accordance with Section 409A of the Code. In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of the Company, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Committee to prevent dilution or enlargement of rights of Participants.
c.
Change in Control. The effect, if any, of a Change in Control on any Awards outstanding at the time immediately prior to such Change in Control will be as specifically set forth in the corresponding Award agreement, or if no such treatment is specified, then such outstanding Awards shall be subject to any agreement of purchase, merger or reorganization that effects such Change in Control, which agreement shall provide for treatment of such Awards.
15.
COMPLIANCE WITH APPLICABLE LAWS
a.
Governing Law. Unless earlier terminated as provided herein, this Plan will become effective on the Restatement Effective Date and will remain in force until terminated through a resolution by the Board, provided that the termination the Plan will not affect Awards then outstanding, and the terms and conditions of the Plan shall continue to apply to such Awards. This Plan and all Awards granted hereunder will be governed by and construed in accordance with the laws of the State of Delaware.
b.
Securities Law and Other Regulatory Compliance. An Award will not be effective unless such Award is in compliance with all applicable U.S. and foreign federal and state securities and exchange control and other laws, rules, and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable and/or (b) completion of any registration or other qualification of such Shares under any state, federal, or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification, or listing requirements of any foreign or state securities laws, exchange control laws, stock exchange, or automated quotation system, and the Company will have no liability for any inability or failure to do so.
c.
Severability. If any provision of the Plan or any Award or Award Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Board, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Board, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

d.
Section 409A of the Code.
i.
Notwithstanding any provision of the Plan or any Award Agreement to the contrary, it is intended that the provisions of the Plan comply with, or be exempt from, Section 409A of the Code, and all provisions of the Plan and Award Agreements shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A of the Code. Each Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on or in respect of such Participant in connection with the Plan and Award Agreements (including any taxes and penalties under Section 409A of the Code), and neither the Service Recipient nor any other member of the Company Group shall have any obligation to indemnify or otherwise hold such Participant (or any beneficiary) harmless from any or all of such taxes or penalties. With respect to any Award that is considered “deferred compensation” subject to Section 409A of the Code, references in the Plan to “termination of employment” (and substantially similar phrases) shall mean “separation from service” within the meaning of Section 409A of the Code. For purposes of Section 409A of the Code, each of the payments that may be made in respect of any Award granted under the Plan is designated as a separate payment.
ii.
Notwithstanding anything in the Plan or any Award Agreement to the contrary, if a Participant is a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code, no payments in respect of any Awards that are “deferred compensation” subject to Section 409A of the Code and which would otherwise be payable on the date of or a date or period that is by reference to the Participant’s “separation from service” (as defined in Section 409A of the Code) shall be made to such Participant prior to the date that is six (6) months after the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death. Unless the Award Agreement provides otherwise, following any applicable six (6) month delay, all such delayed payments will be paid in a single lump sum on the earliest date permitted under Section 409A of the Code that is also a business day.
iii.
Unless otherwise provided by the Board in an Award Agreement or otherwise, in the event that the timing of payments in respect of any Award (that would otherwise be considered “deferred compensation” subject to Section 409A of the Code) would be accelerated upon the occurrence of (A) a Change in Control, no such acceleration shall be permitted unless the event giving rise to the Change in Control satisfies the definition of a change in the ownership or effective control of a corporation, or a change in the ownership of a substantial portion of the assets of a corporation pursuant to Section 409A of the Code; or (B) a Disability, no such acceleration shall be permitted unless the Disability also satisfies the definition of “Disability” pursuant to Section 409A of the Code.
16.
DEFINITIONS

In addition to the capitalized terms defined throughout the Plan, the following capitalized terms shall have the corresponding meanings set forth in this Section:

a.
“Affiliate” means any Person that directly or indirectly controls, is controlled by or is under common control with the Company. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting or other securities, by contract or otherwise.
b.
“Award” means any Option, Restricted Share Unit, Performance Share Unit, Performance Cash Unit or Other Equity-Based Awards granted under the Plan.
c.
“Award Agreement” means the written or electronic agreement between the Company and the Participant setting forth the terms and conditions of each Award, and country-specific appendix thereto for grants to non-U.S. Participants, which will be in substantially a form that the Committee has from time to time approved and will comply with and be subject to the terms and conditions of this Plan.
d.
“Blackout Period” means a period in which the trading of Shares or other securities of the Company is restricted under the Company’s Corporate Disclosure, Confidentiality and Securities Trading Policy, or under any similar policy of the Company then in effect.
e.
“CDI” means CHESS depositary interests (or any successor securities) over Common Stock, as defined by the operating rules of the settlement facility provided by ASX Settlement Pty Limited ACN 008 504 532.

f.
“Change in Control” means:
i.
the Incumbent Directors cease for any reason to constitute a majority of the Board;
ii.
the sale, lease, transfer, conveyance or other disposition, in one transaction or a series of related transactions, of all or substantially all of the assets of the Company,
iii.
the sale, transfer, conveyance or other disposition, in one transaction or a series of related transactions, of the outstanding equity securities of the Company (other than an offering of Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission),
iv.
the merger or consolidation of the Company with another Person,

in each case in clauses (iii) and (iv) above under circumstances in which the holders of the voting power of outstanding equity securities of the Company, immediately prior to such transaction, are no longer, in the aggregate, the Beneficial Owners, directly or indirectly through one or more intermediaries, of more than fifty percent (50%) of the voting power of the outstanding equity securities of the surviving or resulting corporation or acquirer, as the case may be, immediately following such transaction. A sale (or multiple related sales) of one or more Subsidiaries (whether by way of merger, consolidation, reorganization or sale of all or substantially all of the assets or securities) which constitutes all or substantially all of the consolidated assets of the Company shall be deemed a Change in Control.

g.
“Code” means the United States Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.
h.
“Committee” means the Compensation Committee of the Board, or if no such committee shall be in existence at any relevant time, the term “Committee” for purposes of the Plan shall mean the Board.
i.
“Common Stock” means the common stock of the Company, par value USD 0.01 per share (and any stock or other securities into which such Common Stock may be converted or into which it may be exchanged).
j.
“Dividend Equivalent Right” means a right to receive the equivalent value of dividends paid on the Shares with respect to Shares underlying an Award that is a full-value award prior to settlement of the Award.
k.
“Eligible Participant” means any person who has been designated by the Board to participate in the Plan and is eligible to receive an Award by virtue of their status as:
i.
An employee of the Company or any Affiliate,
ii.
An officer or Board member of the Company or any Affiliate, or
iii.
A consultant or advisor providing services to the Company or any Affiliate who may be offered securities registrable pursuant to a registration statement on Form S-8 under the United States Securities Act of 1933, as amended.
l.
“Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and any reference in the Plan to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.
m.
“Fair Market Value” means, as of any date, the value of a Share determined as follows: (a) if the Common Stock is listed on any established stock exchange, its Fair Market Value will be the closing sales price for such Common Stock as quoted on such exchange for such date, or if no sale occurred on such date, the last day preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Committee deems reliable; (b) if the Common Stock is not traded on a stock exchange but is quoted on a national market or other quotation system, the closing sales price on such date, or if no sales occurred on such date, then on the last date preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Committee deems reliable; or (c) without an established market for the Common Stock, the Committee will determine the Fair Market Value in its discretion.
n.
“Fiscal Year” means the twelve-month period commencing July 1st and ending June 30th of the following calendar year.

o.
“Greater than 10% Stockholder” means an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporation, as defined in Section 424(e) and (f) of the Code, respectively.
p.
“Incentive Stock Option” means an Option intended to qualify as an “incentive stock option” as defined in Section 422 of the Code.
q.
“Incumbent Directors” means, for any period of 12 consecutive months, individuals who, at the beginning of such period, constitute the Board together with any new members of the Board whose election or nomination for election to the Board was approved by a vote of at least a majority (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director without objection to such nomination) of the members of the Board then still in office who either were members of the Board at the beginning of the 12-month period or whose election or nomination for election was previously so approved, or was made pursuant to an agreement to which the Company is a party as of the date hereof. No individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to members of the Board or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.
r.
“Non-Employee Director” means a director who is not also an Employee of the Company or Affiliate.
s.
“Non-Qualified Stock Option” means an Option, or portion thereof, not intended or not qualifying as an Incentive Stock Option.
t.
“Participant” means an Eligible Participant who has been selected to participate in the Plan and has been granted an Award pursuant to the Plan.
u.
“Performance Period” means one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more performance conditions will be measured for the purpose of determining a Participant’s right to, and the payment of, a PSU or PCU Award.
v.
“Person” means any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act).
w.
“Qualifying Director” means a person who is with respect to actions intended to obtain an exemption from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 under the Exchange Act, a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act.
x.
“Restatement Effective Date” means the date on which the Company’s stockholders approve this amended and restated Plan.
y.
“Separation from Service” means the cessation of a Participant’s employment or service, as applicable, for any reason, including death of the Participant.
z.
“Subsidiary” means, with respect to any specified Person, any corporation, association or other business entity of which more than 50% of the total voting power of shares of such entity’s voting securities (without regard to the occurrence of any contingency and after giving effect to any voting agreement or stockholders’ agreement that effectively transfers voting power) is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof).
aa.
“Tax-Related Items” means any U.S. federal, state, and/or local taxes and/or any non-U.S. taxes (including, without limitation, income tax, social insurance contributions (or similar contributions), payroll tax, fringe benefits tax, payment on account, employment tax, stamp tax and any other tax or tax-related item related to participation in the Plan and legally applicable to a Participant), including any employer liability for which the Participant is liable pursuant to applicable laws or the applicable Award Agreement.

MMMMMMMMMMMM MMMMMMMMMMMMMMM C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE______________ SACKPACK_____________ 000000000.000000 ext 000000000.000000 ext MMMMMMMMM 000001 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Online Go to www.investorvote.com/FEAM or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/FEAM • IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.• Proposals — The Board of Directors recommend a vote FOR each Nominee listed in Proposal 1, FOR Proposals 2, 4, 5, 6, 7, and FOR the participation of each director listed in Proposal 3. 1. Election of Directors: For Against Abstain For Against Abstain For Against Abstain 01 - Graham van’t Hoff 02 - Curtis Hébert 03 - Barry Dick 04 - Bryn Jones For Against Abstain 2. To ratify the appointment of PricewaterhouseCoopers LLP as 3. To approve, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the the Company’s independent registered public accounting firm participation by each of (1) Graham van’t Hoff; (2) Curtis Hébert; (3) Barry Dick; and for the 2026 fiscal year (4) Bryn Jones in the Company’s Amended and Restated 2022 Equity Compensation Plan 4. To approve an amendment to the Amended and Restated 5E For Against Abstain Advanced Materials, Inc. 2022 Equity Compensation Plan to increase the number of shares of common stock authorized for issuance 01 - Graham van’t Hoff 5. To approve, including for the purposes of ASX Listing Rule 10.11 02 - Curtis Hébert and for all other purposes, our entry into an agreement to issue warrants to purchase common stock to BEP Special Situations IV LLC and Ascend Global Investment Fund SPC for and on behalf of 03 - Barry Dick Strategic SP, or their respective affiliates 04 - Bryn Jones of shares of our common stock upon exercise of the proposed new warrants 6. To approve, for purposes of Nasdaq listing rules, the issuance 7. To approve the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposals Three, Four, Five or Six MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE C 1234567890 J N T 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND 1UPX 666264 MMMMMMM 04776C

The 2025 Annual Meeting of Shareholders of 5E Advanced Materials, Inc. will be held on December 8, 2025 at 10:00 am, Pacific Time, virtually via the internet at meetnow.global/M2PAGMQ. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders. The material is available at: www.edocumentview.com/FEAM Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/FEAM • IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.• Proxy — 5E Advanced Materials, Inc. Notice of 2025 Annual Meeting of Shareholders Proxy Solicited by Board of Directors for Annual Meeting — December 8, 2025 Joshua Malm and Paul Weibel, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of 5E Advanced Materials, Inc., to be held on December 8, 2025 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the Shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR each Nominee listed in Proposal 1, FOR Proposals 2, 4, 5, 6, 7, and FOR the participation of each director listed in Proposal 3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Change of Address — Please print new address below. Comments — Please print your comments below.

*L000001* 5EA MR SAM SAMPLE FLAT 123 123 SAMPLE STREET THE SAMPLE HILL SAMPLE ESTATE SAMPLEVILLE VIC 3030 CDI Voting Instruction Form Need assistance? Phone: 1300 850 505 (within Australia) +61 3 9415 4000 (outside Australia) Online: www.investorcentre.com/contact YOUR VOTE IS IMPORTANT For your vote to be effective it must be received by 12:00 noon (AEDT) on December 3, 2025. How to Vote on Items of Business Ten (10) CHESS Depositary Interests (CDIs) are equivalent to one (1) share of Company Common Stock, so that every 10 (ten) CDIs registered in your name at October 14, 2025 entitles you to one vote. You can vote by completing, signing and returning your CDI Voting Instruction Form. This form gives your voting instructions to CHESS Depositary Nominees Pty Ltd, which will vote the underlying shares on your behalf. You need to return the form no later than the time and date shown above to give CHESS Depositary Nominees Pty Ltd enough time to tabulate all CHESS Depositary Interest votes and to vote on the underlying shares. SIGNING INSTRUCTIONS FOR POSTAL FORMS Individual: Where the holding is in one name, the securityholder must sign. Joint Holding: Where the holding is in more than one name, all of the securityholders should sign. Power of Attorney: If you have not already lodged the Power of Attorney with the Australian registry, please attach a certified photocopy of the Power of Attorney to this form when you return it. Companies: Only duly authorised officer/s can sign on behalf of a company. Please sign in the boxes provided, which state the office held by the signatory, ie Sole Director, Sole Company Secretary or Director and Company Secretary. Delete titles as applicable. Lodge your Form: Online: Lodge your vote online at www.investorvote.com.au using your secure access information or use your mobile device to scan the personalised QR code. Your secure access information is Control Number: 999999 PIN: 99999 By Mail: Computershare Investor Services Pty Limited GPO Box 242 Melbourne VIC 3001 Australia By Fax: 1800 783 447 within Australia or +61 3 9473 2555 outside Australia PLEASE NOTE: For security reasons it is important that you keep your SRN/HIN confidential. You may elect to receive meeting-related documents, or request a particular one, in electronic or physical form and may elect not to receive annual reports. To do so, contact Computershare. Samples/000001/000001

MR SAM SAMPLE Change of address. If incorrect, FLAT 123 mark this box and make the 123 SAMPLE STREET correction in the space to the left. THE SAMPLE HILL Securityholders sponsored by a SAMPLE ESTATE broker (reference number SAMPLEVILLE VIC 3030 commences with X ) should advise your broker of any changes. I ND Please mark to indicate your directions CDI Voting Instruction Form ............. I 9999999999 CHESS Depositary Nominees Pty Ltd will vote as directed Voting Instructions to CHESS Depositary Nominees Pty Ltd I/We being a holder of CHESS Depositary Interests of 5E Advanced Materials, Inc. hereby direct CHESS Depositary Nominees Pty Ltd to vote the shares underlying my/our holding at the Annual Meeting of 5E Advanced Materials, Inc. to be held virtually via the internet at www.meetnow.global/M2PAGMQ on December 8, 2025 at 10:00 am, Pacific Time, and at any adjournment or postponement of that meeting. By execution of this CDI Voting Form the undersigned hereby authorises CHESS Depositary Nominees Pty Ltd to appoint such proxies or their substitutes to vote in their discretion on such business as may properly come before the meeting. PLEASE NOTE: If you mark the Abstain box for an item, you are directing CHESS Depositary Nominees Pty Items of Business Ltd or their appointed proxy not to vote on your behalf on a show of hands or a poll. Proposals - The Board of Directors recommend a vote FOR each Nominee listed in Proposal 1, FOR Proposals 2, 4, 5, 6, 7 and FOR the participation of each director listed in Proposal 3. 1. Election of Directors: 01 Graham van t Hoff 04 Bryn Jones For Against Abstain 2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company s independent registered public accounting firm for the 2026 fiscal year 4. To approve an amendment to the Amended and Restated 5E Advanced Materials, Inc. 2022 Equity Compensation Plan to increase the number of shares of common stock authorized for issuance 5. To approve, including for the purposes of ASX Listing Rule 10.11 and for all other purposes, our entry into an agreement to issue warrants to purchase common stock to BEP Special Situations IV LLC and Ascend Global Investment Fund SPC for and on behalf of Strategic SP, or their respective affiliates 6. To approve, for purposes of Nasdaq listing rules, the issuance of shares of our common stock upon exercise of the proposed new warrants 7. To approve the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposals Three, Four, Five or Six 02 Curtis H bert For Against Abstain For Against Abstain For Against Abstain 03 Barry Dick 3. To approve, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the participation by each of (1) Graham van t Hoff; (2) Curtis H bert; (3) Barry Dick; and (4) Bryn Jones in the Company s Amended and Restated 2022 Equity Compensation Plan For Against Abstain 01 Graham van t Hoff 02 Curtis H bert 03 Barry Dick 04 Bryn Jones Signature of Securityholder(s) This section must be completed. Individual or Securityholder 1 Securityholder 2 Securityholder 3 Sole Director & Sole Company Secretary Director Update your communication details (Optional) Mobile Number Email Address / / Director/Company Secretary DateBy providing your email address, you consent to receive future Notice of Meeting & Proxy communications electronically 5EA 321847A